EXHIBIT 10.3

SCHEDULE A

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of August ___, 2009, by and between MegaWest Energy Corp., a corporation continued under the Business Corporations Act (Alberta) (the “Company”), and the subscribers listed on Schedule I hereto (the “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase for an aggregate of $2,200,000 (the “Purchase Price”):

(i)           Series A Convertible Preferred Stock (“Series A Preferred Stock”), convertible into the Company’s no par value common stock (“Common Stock”) on the terms and conditions set forth in a certified “Certificate of Resolutions”, annexed hereto as Exhibit A, such Common Stock issuable upon conversion of the Series A Preferred Stock being the “Series A Conversion Shares”;

(ii)           Common Stock purchase warrants (“Series A Warrants”) representing the right to purchase Common Stock of the Company (“Series A Warrant Shares”), in the form annexed hereto as Exhibit B; and

(iii)           “Additional Investment Rights” granting the Subscriber the right to purchase (y) Series B Convertible Preferred Stock (“Series B Preferred Stock”) convertible into Common Stock on the terms and conditions set forth in the Additional Investment Rights Certificate annexed hereto as Exhibit C, such Common Stock issuable upon conversion of the Series B Preferred Stock being the “Series B Conversion Shares”, and (z) “Series B Warrants” representing the right to purchase Common Stock, with such Common Stock being the “Series B Warrant Shares”.

The Series A Preferred Stock and the Series B Preferred Stock are collectively referred to herein as “Preferred Stock”.

The Series A Conversion Shares and Series B Conversion Shares are collectively referred to herein as “Conversion Shares”.

The Series A Warrants and Series B Warrants are collectively referred to herein as the “Warrants”.

The Series A Warrant Shares and Series B Warrant Shares are collectively referred to herein as the “Warrant Shares”.

The Preferred Stock, Conversion Shares, Warrants and Warrant Shares are collectively referred to herein as the “Securities”.

WHEREAS, the aggregate proceeds of the sale of the Series A Preferred Stock, Series A Warrants and

SUBSCRIPTION AGREEMENT
(continued)

Additional Investment Rights contemplated hereby shall be held in escrow by Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176 (the “Escrow Agent”) pursuant to the terms of an Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit D (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.           Closing Date.   The “Closing Date” shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to Closing set forth in this Agreement.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Subscribers shall purchase and the Company shall sell to Subscribers the Series A Preferred Stock, Series A Warrants and Additional Investment Rights as described in Section 2 of this Agreement.

2.           Series A Preferred Stock, Series A Warrants and Additional Investment Rights.

(a)           Series A Preferred Stock.   On the Closing Date, each Subscriber shall purchase and the Company shall sell to each such Subscriber Series A Preferred Stock having the stated value designated on such Subscriber’s signature page hereto for such Subscriber’s Purchase Price indicated thereon.

(b)           Series A Warrants.  On the Closing Date, the Company will issue and deliver Series A Warrants to the Subscribers.  Seven Series A Warrants will be issued for each One Dollar of Purchase Price paid by a Subscriber on the Closing Date.  The exercise price to acquire a Series A Warrant share upon exercise of a Series A Warrant shall be $0.25, subject to amendment as described in the Warrants.  The Series A Warrants shall be exercisable until five (5) years after the issue date of the Series A Warrants.

(c)           Additional Investment Rights.  On the Closing Date, the Company will issue Additional Investment Rights to the Subscribers.  One Additional Investment Right will be issued for each $1.10 of Purchase Price paid on the Closing Date.  Each Additional Investment Right will represent the right to purchase One Dollar of stated value of Series B Preferred Stock and a corresponding amount of Warrants as described in the Additional Investment Rights Certificate.  The Additional Investment Right will be exercisable until one year after the first date upon which the Company gives notice (the “Barrel Condition Notice”) to the Subscriber that the gross production and sale of hydrocarbons during the immediately preceding 30-day period totals 3,000 barrels (being 42 United States gallons of oil per barrel) from all of those properties acquired by Subscribers from the Company’s Megawest Energy Missouri Corp. subsidiary pursuant to that certain Agreement of Purchase and Sale dated as of, at, or about the Closing Date (the “Barrel Condition”).

(d)           Payment and Allocation of Purchase Price.   In consideration of the issuance of the Series A Preferred Stock, Series A Warrants and Additional Investment Rights on the Closing Date, each Subscriber will pay to or for the benefit of the Company such Subscriber’s Purchase Price set forth on the signature pages hereto.  The Purchase Price will be allocated among the components of the Series A Preferred Stock, Series A Warrants and Additional Investment Rights so that each component of same will be fully paid and non-assessable.

3.           Special Closing Condition.   The Closing will not occur unless and until each of the agreements and documents identified on Schedule 3 hereto relating to the Subscribers’ investment in working interests and other assets of and with the Company shall have been agreed upon, executed and delivered.  Such delivery may take place contemporaneously with the Closing hereunder.

SUBSCRIPTION AGREEMENT
(continued)

4.           Subscriber Representations and Warranties.  Each of the Subscribers hereby represents and warrants to and agrees with the Company that:

(a)           Organization and Standing of the Subscriber.  If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)           Authorization and Power.  Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents [as defined in Section 5(a)] and to purchase the Securities.  The execution, delivery and performance of this Agreement and the other Transaction Documents by Subscriber and the consummation by Subscriber of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Subscriber or its Board of Directors or stockholders, if applicable, is required.  This Agreement and the other Transaction Documents have been or will be duly authorized and executed and when delivered by Subscriber will constitute valid and binding obligations of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

(c)           No Conflicts.  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber).  Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents  nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Information on Company.   Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 20-F filed on August 28, 2008 for the Company’s fiscal year ended April 30, 2008, and to the Company's other filings made with the Commission which are available at the Edgar Website (hereinafter referred to collectively as the "Reports").  In addition, Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)           Information on Subscriber.   Subscriber is, and will be at the time of the conversion of the Series A Preferred Stock and exercise of the Series A Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.  Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on Schedule I hereto regarding Subscriber is accurate.  The Subscriber agrees to provide the Company with such information reasonably required from time to time for the Company to comply with the Company’s regulatory filing requirements.

SUBSCRIPTION AGREEMENT
(continued)

(f)           Purchase of Series A Preferred Stock, Series A Warrants and Additional Investment Rights.  On the Closing Date, Subscriber will purchase its Series A Preferred Stock, Series A Warrants and Additional Investment Rights as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g)           Compliance with Securities Act.   Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties who in turn may dispose of these Securities.

(h)           Conversion Shares and Warrant Shares Legend.  The Conversion Shares and Warrant Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(i)           Preferred Stock, Warrants and Additional Investment Rights Legend.  The Preferred Stock, Warrants and certificate representing the Additional Investment Rights shall bear the following legend:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE –OR-EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

SUBSCRIPTION AGREEMENT
(continued)

(j)           Communication of Offer.  The offer to sell the Securities was directly communicated to Subscriber by the Company.  At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)           Restricted Securities.   Subscriber understands that the Securities have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l)           No Governmental Review.  Subscriber understands that no United States federal or state agency or any other governmental, state or provincial agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)           Correctness of Representations.  Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(n)           Canada Resale Restriction.   Each Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the Securities Act (Alberta) and the rules made thereunder.  In particular, pursuant to Multilateral Instrument 45-102, as adopted by the Alberta Securities Commission, a subsequent trade in any of the Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation, unless certain conditions are met, including the following:

(i)           at least four months (the "Canadian Hold Period") shall have elapsed from the date on which the Preferred Stock or Warrants were issued to the Subscribers;

SUBSCRIPTION AGREEMENT
(continued)

(ii)           during the currency of the Canadian Hold Period, any certificate representing the Securities is imprinted with a legend (the "Canadian Legend") stating:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE."

(iii)           the trade is not a control distribution (as defined in Multilateral Instrument 45-102);

(iv)           no unusual effort is made to prepare the market or to create a demand for the Underlying Shares that are the subject of the trade;

(v)           no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

(vi)           if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

By executing and delivering this Agreement, each Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to such Subscriber.  As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

(o)           Survival.  The foregoing representations and warranties shall survive the Closing Date.

5.           Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a)           Due Incorporation.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole but shall not include any events associated with the normal risks applicable to oil and gas exploration, development and production, nor to changes to the market or regulatory environments in which the Company operates.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  As of the Closing Date, all of the Company’s Subsidiaries and the Company’s ownership interest therein is set forth on Schedule 5(a).

SUBSCRIPTION AGREEMENT
(continued)

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  This Agreement, the Preferred Stock, Warrants, Additional Investment Rights, Warrant Shares, Conversion Shares, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Capitalization and Additional Issuances.   The authorized and outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d).  Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 5(d).  There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the “Bulletin Board”) or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under Transaction Documents by the Company relating thereto by the Company will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, memorandum and articles of association, charter (“Articles”) or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

SUBSCRIPTION AGREEMENT
(continued)

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscribers as described herein; or

(iii)           result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

           (iv)           result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)           The Securities.  The Securities upon issuance:

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state and provincial securities laws;

(ii)           have been, or will be, duly and validly authorized and on the dates of issuance of the Securities, such Securities will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

(iii)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

(iv)           will not subject the holders thereof to personal liability by reason of being such holders; and

(v)           assuming the representations and warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)           No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

SUBSCRIPTION AGREEMENT
(continued)

(j)           Information Concerning Company.  The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   Since April 30, 2008 and except as modified in the Reports and Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k)           Solvency.  Based on the financial condition of the Company as of the Closing Date, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(l)           Defaults/Compliance.  The Company is not in violation of its Articles or bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, law, rule or regulation (including but not limited to those relating to the environment) of any governmental authority which violation would have a Material Adverse Effect. The Company is not subject to any requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder applicable to the Company in effect as of the date of this Agreement.

(m)           No Integrated Offering.   Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board.  No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

SUBSCRIPTION AGREEMENT
(continued)

(n)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(o)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since April 30, 2008 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(p)           No Undisclosed Events or Circumstances.  Since April 30, 2008, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(q)           Banking.  Schedule 5(q) contains a list of all financial institutions at which the Company and Subsidiaries maintain deposit, checking and other accounts. The list includes the accurate addresses of such financial institutions and account numbers of such accounts.

(r)           Dilution.   The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(s)           No Disagreements with Accountants and Lawyers.  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(t)           Investment Company.   Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u)           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(v)           Reporting Company/Shell Company.  The Company is a publicly-held foreign private issuer subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act.

SUBSCRIPTION AGREEMENT
(continued)

Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.  The Company is not a “shell company” but is a “former shell company” as those terms are employed in Rule 144 under the 1933 Act.

(w)           Listing.  The Company's Common Stock is quoted on the Bulletin Board under the symbol MGWSF.  The Company has not received any pending oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation and (ii) the Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

(x)           DTC Status.   The Company’s transfer agent is not a participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(x) hereto.

(y)           Company Predecessor and Subsidiaries.  The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h), (j), (l), (o), (p), (q), (s), (t) and (u) of this Agreement, as same relate or could be applicable to each Subsidiary.  All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company and its predecessors and successors.  The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries identified on Schedule 5(a), free and clear of all liens, encumbrances and claims.  No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries.

(z)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the relevant closing date, and date of issuance of the Series B Preferred Stock and Series B Warrants (“Series B Closing Date”) and it shall be a condition of Closing that the foregoing representations and warranties shall be true and correct in all material respects as of the Closing Date and Series B Closing Date, respectively; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(AA)           Survival.  The foregoing representations and warranties shall survive the Closing Date.

6.           Regulation D Offering/Legal Opinion.  The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers.  A form of the legal opinion is annexed hereto as Exhibit E.  The Company will provide, at the Company's expense, such other legal opinions, if any, as are reasonably necessary in each Subscriber’s opinion for the issuance and resale of the Securities pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.

7.           Fees.

(a)           Broker.   The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons other than the Broker, claiming brokerage commissions, finder’s fees or due diligence fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby or in connection with any investment in the Company at any time, whether or not such investment was consummated and arising out of such party’s actions.  The Company represents that there are no parties entitled to receive fees, commissions, due diligence fees, or similar payments in connection with the Offering except as described on Schedule 7(a).  The Company is solely responsible for payment of the compensation described on Schedule 7(a).

SUBSCRIPTION AGREEMENT
(continued)

(b)           Subscriber’s Legal Fees.   The Company shall pay to Grushko & Mittman, P.C., a cash fee of $75,000 (“Legal Fees”) of which $25,000 has been delivered to Iroquois Capital Opportunity Fund LP, as reimbursement for services rendered in connection with the transactions described in the Transaction Documents. The Legal Fees will be payable out of funds held pursuant to the Escrow Agreement.  Grushko & Mittman, P.C. will be reimbursed at Closing for all lien searches, filing fees, and printing and shipping costs for the closing statements to be delivered to Subscribers.  Notwithstanding the above, the Company will not be liable for any such costs exceeding $75,000.

8.           Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)           Stop Orders.  The Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state or provincial securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscribers.

(b)           Listing/Quotation.  The Company shall maintain the quotation or listing of the Conversion Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which the Company’s Common Stock is quoted or listed and upon which such Conversion Shares and Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Preferred Stock and Warrants are outstanding.  The Company will maintain the quotation or listing of its Common Stock on the NYSE Amex Equities Market, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.  As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

(c)           Market Regulations.  If required, the Company shall notify the Commission, the Principal Market and applicable state and provincial authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(d)           Filing Requirements.  From the date of this Agreement and until the last to occur of (i) all the Conversion Shares have been resold or transferred by the Subscribers pursuant to a registration statement or pursuant to Rule 144(b)(1)(i), or (ii) the Preferred Stock and Warrants are no longer outstanding (the date of such latest occurrence being the “End Date”), the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if the Company is for any reason not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement.  The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act and the 1934 Act or the rules thereunder) or to terminate or suspend its reporting and filing obligations under the 1933 Act and the 1934 Act until the End Date.  Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.  The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to Subscribers promptly after such filing.

SUBSCRIPTION AGREEMENT
(continued)

(e)           Use of Proceeds.   The proceeds of the Offering will be substantially employed by the Company for the purposes set forth on Schedule 8(e) hereto.  Except as described on Schedule 8(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.  For so long as any Preferred Stock, Series A Warrants or Additional Investment Rights are outstanding, the Company will not prepay any financing related debt obligations, nor redeem any equity instruments of the Company without the prior Consent of the Subscribers [as defined in Section 13(j)].

(f)           Reservation.   Prior to the Closing, the Company undertakes to reserve on behalf of Subscribers from its authorized but unissued Common Stock, a number of shares of Common Stock equal to 150% of the amount of Common Stock necessary to allow Subscribers to be able to convert all of the Preferred Stock and 100% of the amount of Warrant Shares issuable upon exercise of the Warrants (“Required Reservation”).   Failure to have sufficient shares reserved pursuant to this Section 9(f) at any time shall be a material default of the Company’s obligations under this Agreement and an Event of Default as employed in the Certificate of Resolutions for the Preferred Stock.  If at any time Preferred Stock or Warrants are outstanding the Company has insufficient Common Stock reserved on behalf of the holders of such Preferred Stock and Warrant in an amount less than 125% of the amount necessary for full conversion of the outstanding Preferred Stock and  dividends accrued on such Preferred Stock at the conversion price that would be in effect on every such date and 100% of the Warrant Shares (“Minimum Required Reservation”), the Company will promptly reserve the Minimum Required Reservation, or if there are insufficient authorized and available shares of Common Stock to do so, the Company will take all action necessary to increase its authorized capital to be able to fully satisfy its reservation requirements hereunder, including the filing of a preliminary proxy with the Commission not later than fifteen business days after the first day the Company has less than the Minimum Required Reservation.  The Company agrees to provide notice to the Subscribers not later than three days after the date the Company has less than the Minimum Required Reservation reserved on behalf of the Subscriber.

(g)           DTC Program.  At all times that Preferred Stock or Warrants are outstanding or issuable, the Company will take such steps as are necessary for the Common Stock, Conversion Shares and Warrant Shares to be delivered electronically to a participant in the Depository Trust Company Automated Securities Transfer Program.

(h)           Taxes.  From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

SUBSCRIPTION AGREEMENT
(continued)

(i)           Insurance.  From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business and location, in amounts and to the extent and in the manner customary for companies in similar businesses similarly situated and located.

(j)           Books and Records.  From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(k)           Governmental Authorities.   From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(l)           Intellectual Property.  From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.  Schedule8(l) hereto identifies all of the intellectual property owned by the Company and Subsidiaries.

(m)           Properties.  From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.  The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

(n)           Confidentiality/Public Announcement.   From the date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 6-K, Form 20-F, Form 45-106F1 and a registration statement or statements which include the Securities for registration with the Commission or in correspondence with the Commission regarding same or in respect to a stock exchange listing, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by Subscribers or only to the extent required by law and then only upon not less than three days prior notice to Subscribers.  In any event and subject to the foregoing, the Company undertakes to file a Form 6-K describing the Offering not later than the fourth (4th) business day after the Closing Date.  Prior to the filing date of such Form 6-K, a draft in the final form will be provided to Subscribers for Subscribers’ review and approval.  In the Form 6-K, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing.  Upon  delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while Securities are held by Subscribers, unless the  Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company  shall within one business day after any such delivery publicly disclose such  material,  nonpublic  information on a Report on Form 6-K.  In the event that the Company believes that a notice or communication to Subscribers contains material, nonpublic information relating to the Company or Subsidiaries, the Company shall so indicate to Subscribers prior to delivery of such notice or information.  Subscribers will be granted sufficient time to notify the Company that Subscribers elects not to receive such information.   In such case, the Company will not deliver such information to Subscribers.  In the absence of any such indication, Subscribers shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or Subsidiaries.

SUBSCRIPTION AGREEMENT
(continued)

(o)           Non-Public Information.  The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement and the Transaction Documents, which information the Company undertakes to publicly disclose on the Form 6-K described in Section 8(n) above, neither it nor any other person acting on its behalf will at any time provide Subscribers or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscribers shall have agreed in writing to accept such information.  The Company understands and confirms that Subscribers shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(p)           Negative Covenants.   So long as Preferred Stock or Additional Investment Rights are outstanding, without the Consent of the Subscribers, the Company and its officers and directors will not and will not permit any of its Subsidiaries to directly or indirectly:

(i)           create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for:  (A) the Excepted Issuances (as defined in Section 11(a) hereof), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a “Permitted Lien”);

(ii)           amend its Articles, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscribers;

(iii)           repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents;

SUBSCRIPTION AGREEMENT
(continued)
SUBSCRIPTION AGREEMENT

(iv)           engage in any transactions with any officer, director, employee, consultant or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of such amounts actually incurred or described in the Company’s Form 20-F for the fiscal year ended April 30, 2008 including those (i) for payment of salary, or fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company;

(v)           prepay or redeem any financing related debt or past due obligations or securities, or past due obligations (except with respect to vendor obligations, or any such obligations which in management’s good faith, reasonable judgment must be repaid to avoid disruption of the Company’s businesses);

(vi)           sell a majority of any working interest in any of its properties; or

(vii)           liquidate, merger, consolidate, nor sell a substantial amount of its assets with or to any other entity, except for a migratory merger with a wholly-owned subsidiary, result of which does not change the relative ownership or rights of the holders of the Securities and Common Stock.

Anything herein to the contrary notwithstanding, in the event Additional Investment Rights to purchase Series B Preferred Stock having aggregate Stated Value of at least $1,400,000 have not been exercised by the Subscribers as of the Barrel Condition End Date [as defined in Section 11(a)], then except for Section 8(p)(ii), the Additional Investment Rights and Series B Preferred Stock will not be considered outstanding for purposes of this Section 8(p), and Sections 8(q), (r), (s) and (t), from and after the Barrel Condition End Date.

(q)           Further Registration Statements.   Except for a registration statement filed with respect to employee stock options or stock-based employee compensation plans described on Schedule 9(q), or on behalf of the Subscribers on terms and conditions acceptable to the Subscribers, which includes only the Conversion Shares and Warrant Shares, the Company will not, without the Consent of the Subscribers, file with the Commission or with state or provincial regulatory authorities any registration statements (including Forms S-8) or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of securities registered therein or request the effectiveness of any such registration statement, until the date all of the Conversion Shares and Warrant Shares may be sold by the Subscribers pursuant to an effective registration statement or Rule 144b(1)(i), without regard to volume limitations.  The foregoing restriction will be reinstated during the pendency of an Event of Default as defined in the Certificate of Resolutions.

(r)           Offering Restrictions.   For so long as the Preferred Stock, Warrants, or the Additional Investment Rights are outstanding, the Company will not enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (collectively, the “Variable Rate Restrictions”).   For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

SUBSCRIPTION AGREEMENT
(continued)

(s)           Seniority.   Except for Permitted Liens, for so long as Preferred Stock or Additional Investment Rights are outstanding, the Company shall not grant nor allow any security interest to be taken in any assets of the Company or any Subsidiary or any Subsidiary’s assets; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary or any right to payment equal to or superior to any right of the Subscribers as holders of the Preferred Stock and Additional Investment Rights in or to such assets or payment, nor issue or incur any debt not in the ordinary course of business.

(t)           Transactions With Insiders.  So long as the Preferred Stock, Series A Warrants and Additional Investment Rights are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment, or arrangement relating to the sale, transfer or assignment of any of the Company’s tangible or intangible assets with any of its Insiders (as defined below)(or any persons who were Insiders at any time during the previous two (2) years), or any Affiliates (as defined below) thereof, or with any individual related by blood, marriage, or adoption to any such individual.  “Affiliate” for purposes of this Section 8(t) means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity.  “Control” or “Controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.  For purposes hereof, “Insiders” shall mean any officer, director or manager of the Company, including but not limited to the Company’s president, chief executive officer, chief financial officer and chief operations officer, and any of their affiliates or family members.

9.           Covenants of the Company Regarding Indemnification.

(a)           Indemnification.   The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, counsel, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Document, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

                                (b)           Indemnification Procedures.   Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9(b) and shall only relieve it from any liability which it may have to such indemnified party under this Section 9(b), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9(b) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

SUBSCRIPTION AGREEMENT
(continued)

10.           Unlegended Shares and 144 Sales.

(a)           Delivery of Unlegended Shares.  Within five (5) business days (such fifth business day being the “Unlegended Shares Delivery Date”) after the day on which the Company has received (i) a notice that Conversion Shares, Warrant Shares or any other Common Stock held by Subscriber has been sold pursuant to a registration statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and, if required, Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Common Stock certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b)           DWAC.   In lieu of delivering physical certificates representing the Unlegended Shares, upon request of Subscribers, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)           Late Delivery of Unlegended Shares.   The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 10 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber.  As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Unlegended Shares Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.  If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 10 for an aggregate of thirty days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Unlegended Shares subject to such default at a price per share equal to the greater of (i) 105% of the Purchase Price paid by the Subscriber for the Unlegended Shares that were not timely delivered, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed thirty day period and the denominator of which is the lowest conversion price or exercise price, as the case may be, during such thirty day period, multiplied by the price paid by Subscriber for such Common Stock (“Unlegended Redemption Amount”).  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

SUBSCRIPTION AGREEMENT
(continued)

(d)           Injunction.  In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 10 and the Company is required to deliver such Unlegended Shares pursuant to Section 10, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 12% of the amount of the aggregate purchase price of the Common Stock which is subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

(e)            Buy-In.   In addition to any other rights available to Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement and after the Unlegended Shares Delivery Date the Subscriber, or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall promptly pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

(f)           144 Default.   In the event commencing six months after the Closing Date and ending twenty-four  (24) months thereafter, the Subscriber is not permitted to sell any of the Conversion Shares or Warrant Shares without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1)(i) under the 1933 Act or any successor rule (a “144 Default”), for any reason including but not limited to failure by the Company to file quarterly, annual or any other filings by the required filing dates, except for Subscriber’s status as an Affiliate or “control person” of the Company or as a result of a change in current applicable securities laws, then the Company shall pay such Subscriber as liquidated damages and not as a penalty for each thirty days (or such lesser pro-rata amount for any period less than thirty days) an amount equal to 1% of the purchase price of the Conversion Shares and Warrant Shares subject to such 144 Default.  Liquidated Damages shall not be payable pursuant to this Section 11.8 in connection with Shares for such times as such Shares may be sold by the holder thereof without volume or other restrictions pursuant to Section 144(b)(1)(i) of the 1933 Act or pursuant to an effective registration statement.

11.           Additional Rights.

SUBSCRIPTION AGREEMENT
(continued)

(a)           Right of First Refusal.  Until the later of one year following the Closing Date, the Subscribers shall be given not less than fifteen (15) business days prior written notice of any proposed sale by the Company of its common stock or other securities or equity linked debt obligations (“Other Offering”), except in connection with the Excepted Issuances (defined below).  If Subscribers elect to exercise their rights pursuant to this Section 11, the Subscribers shall have the right during the fifteen (15) business days following receipt of the notice to purchase in the aggregate up to all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale relative to each other in proportion to the amount of Preferred Stock to be issued to them on the Closing Date.  In the event such terms and conditions are modified during the notice period, Subscribers shall be given prompt notice of such modification and shall have the right during the fifteen (15) business days following the notice of modification to exercise such right.  Commencing one year after the Closing Date, and ending the later of either (i) 24 months following the Closing Date or; (ii) while either the Series A Preferred Stock and/or Series B Preferred Stock remains outstanding, each Subscriber is granted the foregoing right to participate in an Other Offering, up to a portion of such Other Offering equal to the gross amount of such Other Offering multiplied by a fraction the numerator of which is the total amount of Conversion Shares issuable upon the complete conversion of the Preferred Stock held by such Subscriber on the date notice is required to be given and the denominator of which is the total amount of Common Stock that would be outstanding on such date assuming the complete conversion of all Preferred Stock outstanding on such date.  “Excepted Issuances” shall mean: (i) full or partial consideration in connection with a strategic synergistic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on Schedule 5(d) as such plans are constituted on the Closing Date, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Closing Date and described on Schedule 5(d), and (v) as a result of the exercise of Warrants or conversion of Preferred Stock which are granted or issued pursuant to this Agreement.  With respect only to Series B Preferred Stock and Series B Warrants issuable upon exercise of Additional Investments Rights that have not been exercised on or before the later of both (y) one hundred and ninety-five (195) days after the Closing Date, and (z) thirty (30) days after the date the Barrel Condition Notice has been given, (the later of such dates being the “Barrel Condition End Date”), Excepted Issuance shall also include an Other Offering equal to the difference between $2,000,000 minus the aggregate amount of Stated Value of Series B Preferred Stock for which the Additional Investment Rights have been exercised as of the Barrel Condition End Date.

(b)           Maximum Exercise of Rights.   The Subscriber shall not be entitled to exercise the rights set forth in Section 11(a) on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on such exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of such rights with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Subscriber shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Subscriber to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Subscriber’s determinations in connection with this Section 11(b) shall be dispositive.

SUBSCRIPTION AGREEMENT
(continued)

12.           Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: MegaWest Energy Corp., Suite 800, 926 5th Avenue SW, Calgary, Alberta, T2P 0N7, Attn: Mr. R. William Thornton, facsimile: (403) 984-6343, with a copy to:  Macleod Dixon LLP, Suite 3700 400 3rd Ave. S.W., Calgary, AB, T2P 4H2, Attention: D. Richard Skeith, facsimile: (403) 264-5974, and (ii) if to the Subscribers, to: the addresses and fax numbers indicated on Schedule I hereto, with an additional copy by fax only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

 (b)           Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written Consent of the Subscribers.

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by electronic transmission.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

SUBSCRIPTION AGREEMENT
(continued)

(e)           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 12(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)           Damages.   In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(g)           Maximum Payments.   Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscribers and thus refunded to the Company.

(h)           Calendar Days.   All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange are open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.  Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(i)           Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)           Consent.   As used in this Agreement and the Transaction Documents and any other agreement delivered in connection herewith, “Consent of the Subscribers” or similar language means the consent of holders of not less than a majority of the outstanding stated value of actually issued Preferred Stock on the date consent is requested, which must include Iroquois Capital Opportunity Fund, LP for so long as Iroquois Capital Opportunity Fund, LP holds not less than $150,000 of stated value of Preferred Stock (such Subscribers being a “Majority in Interest”).  A Majority in Interest may consent to take or forebear from any action permitted under or in connection with the Transaction Documents, modify any Transaction Documents or waive any default or requirement applicable to the Company, Subsidiaries or Subscribers under the Transaction Documents provided the effect of such action does not waive any accrued interest or damages and further provided that the relative rights of the Subscribers to each other remains unchanged.

SUBSCRIPTION AGREEMENT
(continued)

(k)           Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(l)           Successor Laws.  References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.  A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

(m)           Currency.   All references to money in the Transaction Document, unless otherwise stated, shall mean United States Dollars.

(n)           Adjustments.   The price at which Conversion Shares and Warrant Shares may be purchased and the amount of Conversion Shares and Warrant Shares shall be equitably adjusted and as otherwise described in this Agreement, the Certificate of Resolutions and Warrants.

(o)           Maximum Liability.   In no event shall the liability of the Subscribers or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Conversion Shares.

[SIGNATURE PAGE FOLLOWS]

SUBSCRIPTION AGREEMENT
(continued)

OMNIBUS INVESTOR SIGNATURE PAGE TO
MEGAWEST ENERGY CORP.
SUBSCRIPTION AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Subscription Agreement to which this signature page is attached and agrees to be bound by the Subscription Agreement on the date set forth on the first page of the Subscription Agreement.  This counterpart signature page, together with all counterparts of the Subscription Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Subscription Agreement.

MEGAWEST ENERGY CORP. an Alberta corporation

By:
Name
Title

Dated:	August ___, 2009

_______________________________________ [Print Name of Investor]	Purchase Price and Stated Value of Series A Preferred Stock: $_____________________

___________________________________________ [Signature]	Series A Warrants: ______________________

Additional Investment Rights: _________________________
Name: _____________________________________

Title: ______________________________________

Address:
___________________________________________

___________________________________________

___________________________________________

Fax No.: _____________________________________

Email: _______________________________________

Taxpayer ID# (if applicable): ______________________

SUBSCRIPTION AGREEMENT
(continued)

SCHEDULE I

INVESTORS	PURCHASE PRICE AND STATED VALUE OF SERIES A PREFERRED	SERIES A WARRANTS	OIL AND GAS INVESTMENT
IROQUOIS CAPITAL OPPORTUNITY FUND LP 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$1,048,500.00	7,339,500	$953,500.00
SCOT COHEN 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$261,900.00	1,833,300	$238,100.00
HEWLETT FUND 20 East Sunrise Highway, Suite 302 Valley Stream, NY 11581 (516) 887-8990	$248,800.00	1,741,600	$226,200.00
WOLFSON EQUITIES One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$144,000.00	1,008,000	$130,900.00
ROMANO LTD. 140, Birmensdorferstrasse Zurich, Switzerland 8003	$65,400.00	457,800	$59,500.00
ARIANA LIPMAN 386 Columbus Avenue, 5B New York, NY 10024 (212) 501-0801	$52,300.00	366,100	$47,500.00
AARON WOLFSON One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$52,300.00	366,100	$47,500.00
IROQUOIS MASTER FUND LTD. 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	366,100	$47,500.00
AMERICAN CAPITAL MANAGEMENT LLC 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	366,100	$47,500.00
THE MERAV ABBE IRREVOCABLE TRUST 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	366,100	$47,500.00

SUBSCRIPTION AGREEMENT
(continued)

EMPIRE GROUP, LTD. c/o Primeway SA 7 rue du Rhone, 1204 Geneva Switzerland 011-41-22-307-3724 Attn: Sanjay Kumar	$52,300.00	366,100	$47,500.00
SCOT JASON COHEN FOUNDATION 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$39,200.00	274,400	$35,600.00
ARI GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$39,200.00	274,400	$35,600.00
MARTIN GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$39,200.00	274,400	$35,600.00
TOTAL	$2,200,000.00	15,400,000	$2,000,000.00

SUBSCRIPTION AGREEMENT
(continued)

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Certificate of Resolutions

Exhibit B	Form of Series A Warrant

Exhibit C	Form of Additional Investment Rights Certificate

Exhibit D	Escrow Agreement

Exhibit E	Form of Legal Opinion

Schedule I	List of Subscribers

Schedule 3	Working Interest and Asset Investment Documents

Schedule 5(a)	Subsidiaries

Schedule 5(d)	Capitalization and Additional Issuances

Schedule 5(q)	Banking

Schedule 5(x)	Transfer Agent

Schedule 7(a)	Fees

Schedule 8(e)	Use of Proceeds

Schedule 8(l)	Intellectual Property

Schedule 9(q)	Stock Options and Stock Compensation Plans

SUBSCRIPTION AGREEMENT
(continued)

SCHEDULE 5(x)

TRANSFER AGENT

Computershare
510 Burrard Street, 2nd Floor
Vancouver, BC V6C 3B9
Tel.: (604) 691-7363
Fax: (604) 661-9401

SUBSCRIPTION AGREEMENT
(continued)

SCHEDULE 8(l)

INTELLECTUAL PROPERTY

None

EXHIBIT A

CERTIFICATE OF RESOLUTIONS

MEGAWEST ENERGY CORP.
(the “Company”)

DIRECTORS’ RESOLUTIONS

The undersigned, being all of the directors of the Company, hereby consent to and adopt the following resolutions as of the ___ day of August, 2009.

WHEREAS:

A.           The authorized share structure under the Articles of Continuance (the “Articles” of the Company includes an unlimited number of shares of Preferred Stock;

B.           In accordance with Section 3 of the Articles, the directors of the Company may by resolution determine the number of shares in any series of Preferred Stock and determine and fix the designation, rights and restrictions to be attached to any series of the Preferred Stock; and

C.           The directors of the Company wish to create a series of the Preferred Stock consisting of 29,500 shares designated as the Series A Preferred Stock with the rights and restrictions attached as Schedule A hereto (the “Series A Preferred Stock”).

RESOLVED THAT:

1.           The Company be and is hereby authorized to designate 29,500 shares as the Series A Preferred Stock with the rights and restrictions set out in Schedule A attached hereto;

2.           The company be and is hereby authorized to file its Articles of Amendment with the Registrar of Corporations (“Alberta”);

3.           Any one director or officer of the Company be and is hereby authorized to and directed, as the “Authorized Signatory” of the Company, to:

(a)           execute and deliver for and on behalf of the Company the articles of amendment and any and all instruments and documents of any kind whatsoever in such form and with such amendments or variations as the Authorized Signatory deems necessary, appropriate or expedient in the circumstances, and

(b)           do or cause to be done all such other acts or things for or on behalf of the Company as may be, in the Authorized Signatory’s sole discretion, necessary, appropriate or expedient in the circumstances, for the purpose of giving effect to this resolution and the completion of the matters contemplated herein and the execution and delivery by the Authorized Signatory of any agreement, direction, certificate, form, acknowledgement or other document of any kind whatsoever in the name of or on behalf of the Company in connection with any matter contemplated by this resolution shall be binding on the Company and shall be conclusively presumed to be the act of the Company;

4.           Any one director or officer of the Company is hereby authorized to do all acts and things, to execute and to deliver all agreements, documents and instruments, to give all notices and to deliver, file and distribute all documents and information which such person determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolutions; and

EXHIBIT A
CERTIFICATE OF RESOLUTIONS
(continued)

5.           An electronic facsimile transmission hereof signed by any director will be sufficient to establish the signature of such director and to constitute the consent in writing of such director to the foregoing resolutions and, notwithstanding the date of execution, shall be deemed to be executed as of the date set forth above.

_________________________________________
George T. Stapleton, II

_________________________________________
Brian Evans

_________________________________________
Neil McCrank

_________________________________________
F. George Orr

_________________________________________
R. William Thornton

EXHIBIT B

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE –OR-EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

Right to Purchase __________ shares of Common Stock of MegaWest Energy Corp. (subject to adjustment as provided herein)

SERIES A COMMON STOCK PURCHASE WARRANT

No. 2009-A-001	Issue Date: August ___, 2009

MEGAWEST ENERGY CORP., a corporation organized under the Business Corporations Act (Alberta) (the “Company”), hereby certifies that, for value received, __________________________, __________________________________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth anniversary of the Issue Date (the “Expiration Date”), up to _________  fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.25.  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price."  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price for some or all of the Warrants, temporarily or permanently, provided such reduction is made as to all outstanding Warrants for all Holders of such Warrants.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of August ___, 2009, entered into by the Company and the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall mean MegaWest Energy Corp., a corporation continued under the Business Corporations Act (Alberta), and any corporation which shall succeed or assume the obligations of MegaWest Energy Corp. hereunder.

(b)           The term “Common Stock” includes (i) the Company's Common Stock, no par value per share, as authorized on the date of the Subscription Agreement, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

(d)           The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.           Exercise of Warrant.

1.1.           Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.           Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.  The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3.           Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by delivery of a Subscription Form in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.           Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)           If the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange, or the NYSE Amex Equities Market, then the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

(b)           If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange, or the NYSE Amex Equities Market, but is traded on the OTC Bulletin Board or in the over-the-counter market or Pink Sheets, then the average of the closing bid and ask prices reported for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

(c)           Except as provided in clause (d) below and Section 3.1, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.           Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.           Delivery of Stock Certificates, etc. on Exercise. The Company agrees that, provided the full purchase price listed in the Subscription Form is received as specified in Section 1.2, the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

1.7.           Buy-In.   In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, after the Warrant Share Delivery Date and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

2.           Cashless Exercise.

(a)           Payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) commencing nine months after the Issue Date, by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.  Notwithstanding the immediately preceding sentence, payment upon exercise may be made in the manner described in Section 2(b) below only with respect to Warrant Shares not included for unrestricted public resale in an effective Registration Statement on the date notice of exercise is given by the Holder.

(b)           If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by delivery of a properly endorsed Subscription Form delivered to the Company by any means described in Section 13, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)
          A

Where	X=	the number of shares of Common Stock to be issued to the holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	Fair Market Value

B=	Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.           Adjustment for Reorganization, Consolidation, Merger, etc.

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

3.1.           Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company  effects any merger or  consolidation  of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental  Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in (1) a transaction where the consideration paid to the holders of the Common Stock consists solely of cash, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the 1934 Act, or (3) a transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, cash equal to the Black-Scholes Value.  For purposes of any such exercise, the determination of the Purchase Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such fundamental Transaction, and the Company shall apportion the Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.1 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  “Black-Scholes Value” shall be determined in accordance with the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of such request and (iii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction.

3.2.           Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

3.3           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance or at any time this Warrant is outstanding and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4.           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly (and in any event not later than three days after the date of the event giving rise to the adjustment) cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

6.            Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof, upon written request, to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.            Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.            Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.            Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.          Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

12.           Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  if to the Company, to: MegaWest Energy Corp., Suite 800, 926 5th Avenue SW, Calgary, Alberta, T2P 0N7, Attn: Mr. R. William Thornton, facsimile: (403) 984-6343, with a copy to: Macleod Dixon LLP, Suite 3700 400 3rd Ave., S.W., Calgary, AB, T2P 4H2, Attention: D. Richard Skeith, facsimile: (403) 264-5974, and (ii) if to the Holder, to the address and facsimile number listed on the first paragraph of this Warrant, with a copy by fax only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

14.           Law Governing This Warrant.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Company and Holder waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

MEGAWEST ENERGY CORP. By: ____________________________________________________ Name:

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO:  MEGAWEST ENERGY CORP.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___           ________ shares of the Common Stock covered by such Warrant; or

___           the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___           $__________ in lawful money of the United States; and/or

___           the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___           the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is ______________________________________________________________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant) (Address)

EXHIBIT B
FORM OF SERIES A WARRANT
(continued)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of MEGAWEST ENERGY CORP. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of MEGAWEST ENERGY CORP. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________ Signed in the presence of: (Name) ACCEPTED AND AGREED: [TRANSFEREE] (Name)	(Signature must conform to name of holder as specified on the face of the warrant) (address) (address)

EXHIBIT C

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE –OR-EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

ADDITIONAL INVESTMENT RIGHT

To Purchase $____________ of Stated Value of Series B convertible Preferred Stock and Series B Common Stock Purchase Warrants of

MEGAWEST ENERGY CORP.

THIS ADDITIONAL INVESTMENT RIGHT (the "AIR") certifies that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the close of business one year after the first date after which the Company gives notice to the Holder (“Barrel Condition Notice”) upon which the production and sale of hydrocarbons during the immediately preceding 30-day period totals 3,000 barrels (being 42 United States gallons of oil per barrel) from all of those properties acquired by the Holders from Megawest Energy Missouri Corp., a subsidiary of MegaWest Energy Corp., pursuant to that certain Agreement of Purchase and Sale dated as of at or about the date of this certificate. (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from MegaWest Energy Corp., a corporation continued under the Business Corporations Act (Alberta) (the "COMPANY"), up to $_________ of Stated Value of Series B Convertible Preferred Stock (“SERIES B PREFERRED STOCK”) and receive five (5) Series B Common Stock Purchase Warrants (“SERIES B WARRANTS”), for each such one dollar of Stated Value. The Series B Preferred Stock shall be issued subject to the Certificate of Resolutions of the Series B Preferred Stock annexed hereto as Exhibit A.  the Series B Warrants will be issued in the form annexed hereto as Exhibit B.

SECTION 1.                            DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "SUBSCRIPTION AGREEMENT"), dated August __, 2009, among the Company and the Subscribers signatory thereto, pursuant to which this AIR was issued.

SECTION 2.                            EXERCISE.

a)              EXERCISE OF AIR.  Exercise of the purchase rights represented by this AIR may be made in whole or in part at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and the payment of the aggregate Stated Value of the Series B Preferred Stock thereby purchased (“AGGREGATE EXERCISE PRICE”) by wire transfer or cashier's check drawn on a United States bank. Upon exercise of the AIR, the Company shall issue shares of Series B Preferred Stock with a Stated Value equal to the amount paid by the Holder and the corresponding amount of Series B Warrants.  Collectively, the Series B Preferred Stock and Series B Warrants issuable upon exercise of the AIR are referred to as the “AIR SECURITIES”.

EXHIBIT C
FORM OF ADDITIONAL INVESTMENT RIGHTS CERTIFICATE
(continued)

b)              MECHANICS OF EXERCISE.

i.              AUTHORIZATION OF AIR SECURITIES.  The Company covenants that its issuance of this AIR shall constitute full authority to its officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the AIR Securities upon the exercise of the purchase rights under this AIR.  The Company will take all such reasonable action as may be necessary to assure that the AIR Securities may be issued as provided herein without violation of any applicable law or regulation.

ii.              DELIVERY OF CERTIFICATES UPON EXERCISE.   Certificates for the AIR Securities purchased hereunder shall be delivered to the Holder within five (5) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this AIR and payment of the principal amount as set forth above ("AIR SECURITIES DELIVERY DATE"). This AIR shall be deemed to have been exercised on the date the payment of the principal amount is received by the Company. The AIR Securities shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of the AIR Securities for all purposes, as of the date the AIR has been exercised by payment to the Company of the Aggregate Exercise Price to be paid by the Holder.

iii.              DELIVERY OF NEW AIRS UPON EXERCISE.  If this AIR shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the AIR Securities, deliver to Holder a new AIR evidencing the rights of Holder to purchase the unpurchased AIR Securities called for by this AIR, which new AIR shall in all other respects be identical with this AIR.

iv.              RESCISSION RIGHTS.  If the Company fails to deliver to the Holder a certificate or certificates representing the AIR Securities pursuant to this Section 2(e)(iv) by the AIR Securities Delivery Date, then the Holder will have the right to rescind such exercise and be entitled to actual damages incurred.

v.              CHARGES, TAXES AND EXPENSES.  Issuance of certificates for AIR Securities shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such AIR Securities shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED,  HOWEVER, that in the event certificates for AIR Securities are to be issued in a name other than the name of the Holder, this AIR when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.              CLOSING OF BOOKS. The Company will not close its records in any manner which prevents the timely exercise of this AIR, pursuant to the terms hereof or the conversion of the Series B Preferred Stock or exercise of the Series B Warrants.

EXHIBIT C
FORM OF ADDITIONAL INVESTMENT RIGHTS CERTIFICATE
(continued)

SECTION 3.                            NOTICE.   If (A) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (B) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the AIR Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities,  cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange. The Holder is entitled to exercise this AIR during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

SECTION 4.                            TRANSFER OF AIR.

a)              TRANSFERABILITY.  Subject to compliance with any applicable securities laws, this AIR and all rights hereunder are transferable, in whole or in part, upon surrender of this AIR at the principal office of the Company, together with a written assignment of this AIR substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new AIR or AIRs in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new AIR evidencing the portion of this AIR not so assigned, and this AIR shall promptly be cancelled. An AIR, if properly assigned, may be exercised by a new holder for the purchase of AIR Securities without having a new AIR issued.

b)              NEW AIRS.  This AIR may be divided or combined with other AIRs upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new AIRs are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new AIR or AIRs in exchange for the AIR or AIRs to be divided or combined in accordance with such notice.

c)              AIR REGISTER.  The Company shall register this AIR, upon records to be maintained by the Company for that purpose (the "AIR REGISTER"), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this AIR as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

SECTION 5.                            MISCELLANEOUS.

a)              TITLE TO THE ADDITIONAL INVESTMENT RIGHT.  Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this AIR, this AIR and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this AIR together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

EXHIBIT C
FORM OF ADDITIONAL INVESTMENT RIGHTS CERTIFICATE
(continued)

b)              NO RIGHTS AS SHAREHOLDER. This AIR does not entitle the Holder to any voting rights or other rights as a shareholder of the Company. Upon the surrender of this AIR and the payment of the aggregate principal, the AIR Securities so purchased shall be and be deemed to be issued to such Holder as the record owner of such AIR Securities as of the close of business on the later of the date of such surrender or payment.

c)              LOSS, THEFT, DESTRUCTION OR MUTILATION OF AIR.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this AIR or any certificate relating to the AIR Securities, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the AIR, shall not include the posting of any bond), and upon surrender and cancellation of such AIR or certificate, if mutilated, the Company will make and deliver a new AIR or certificate of like tenor and dated as of such cancellation, in lieu of such AIR or certificate.

d)              ANTI-DILUTION.  The conversion price of the Series B Preferred Stock, the exercise price of the Series B Warrants and the number of shares of Common Stock purchasable upon conversion and exercise shall be adjusted from and after the date of issue of this AIR in the same manner and in the same proportions as is applicable to the Series A Preferred Stock and Series A Warrants.   No such adjustment shall be made in connection with Series B Preferred Stock and Series B Warrants that are issuable in connection with this AIR, which AIR is exercised after the later of (y) one hundred and ninety-five (195) days after the Closing Date, and (z) thirty (30) days after the Company gives the Barrel Condition Notice (the later of such date being the “Barrel Condition End Date”), with respect to an Other Offering equal to the difference between $2,000,000 minus the aggregate amount of Stated Value of Series B Preferred Stock for which this AIR and other AIRS issued pursuant to the Subscription Agreement have been exercised as of the Barrel Condition End Date.

SECTION 6.                            INCORPORATION.   This AIR is subject to the terms of the Subscription Agreement which is incorporated herein by this reference.  Without limitation, the Company’s representations and warranties at Section 5, the Company’s obligations to deliver legal opinions set forth in Section 6, the covenants set forth in Sections 8 and 9 and the provisions of Section 12 of the Subscription Agreement are incorporated herein by this reference as if included herein, and shall relate to, control and govern this certificate.

EXHIBIT C
FORM OF ADDITIONAL INVESTMENT RIGHTS CERTIFICATE
(continued)

IN WITNESS WHEREOF, the Company has caused this AIR to be executed by its officer thereunto duly authorized.

Dated: August ___, 2009

MEGAWEST ENERGY CORP.

By:
Name
Title

EXHIBIT C
FORM OF ADDITIONAL INVESTMENT RIGHTS CERTIFICATE
(continued)

NOTICE OF EXERCISE

TO: [_______________

        (1) The undersigned hereby elects to purchase $________ principal amount of Stated Value of Series B Preferred Stock of MegaWest Energy Corp. (the “Company”) pursuant to the terms of the attached AIR and tenders herewith payment of the amount equal to such Stated Value.

        (2) Payment shall take the form of (check applicable box) in lawful money of the United States; or

        (3) Please issue a certificate or certificates representing said Series B Preferred Stock and Series B Warrants representing the right to purchase ___________ shares of the Company’s Common Stock in the name of the undersigned or in such other name as is specified below:

                  ________________________________________

The Series B Preferred Stock and Series B Warrants shall be delivered to the following:

                  ________________________________________

                  ________________________________________

                  ________________________________________

        (4) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: __________________________________________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY: _______________________
Name of Authorized Signatory: ______________________________________________________
Title of Authorized Signatory: _______________________________________________________
Date: __________________________________________________________________________

EXHIBIT C
FORM OF ADDITIONAL INVESTMENT RIGHTS CERTIFICATE
(continued)

ASSIGNMENT FORM

(To assign the foregoing AIR, execute this form and supply required information.  Do not use this form to exercise the AIR.)

FOR VALUE RECEIVED, the foregoing AIR and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is ____________________

________________________________________________________________.

________________________________________________________________

                                          Dated:  ______________, _______

Holder's Signature: ______________________________________________________

Holder's Address:   ______________________________________________________

______________________________________________________________________

EXHIBIT D

ESCROW AGREEMENT

           This Agreement is dated as of the ____ day of August, 2009 among MegaWest Energy Corp., a corporation continued under the Business Corporations Act (Alberta) (the "Company"), the subscribers listed on Schedule I hereto (“Subscribers”), and Grushko & Mittman, P.C. (the "Escrow Agent"):

W I T N E S S E T H:

           WHEREAS, the Company and Subscribers have entered into a Subscription Agreement calling for the sale by the Company to the Subscribers of  Series A Convertible Preferred Stock and common stock purchase Warrants for an aggregate purchase price of up to $2,200,000; and

           WHEREAS, the parties hereto require the Company to deliver the Preferred Stock and Warrants against payment therefor, with such Preferred Stock, Warrants and the Escrowed Funds to be delivered to the Escrow Agent, along with the other documents, instruments and payments hereinafter described, to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

           WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

           NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

           1.1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given to such terms in the Subscription Agreement.  Whenever used in this Agreement, the following terms shall have the following respective meanings:

▪           "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

▪           “Additional Investment Rights” shall have the meaning set forth in Section 2(c) of the Subscription Agreement;

▪           “Broker” shall mean the entity identified on Schedule 7(a) to the Subscription Agreement;

▪           “Broker’s Fee” shall have the meaning set forth on Schedule 7(a) to the Subscription Agreement;

▪           “Closing Date” shall have the meaning set forth in Section 1 of the Subscription Agreement;

▪           “Company Working Interest Documents” means each of the documents and agreements set forth on Schedule 3 to the Subscription Agreement signed and executed, as indicated thereon, by or on behalf of the Company;

EXHIBIT D
ESCROW AGREEMENT
(continued)

▪           "Escrowed Payment" means an aggregate cash payment of up to $2,200,000 which is the Purchase Price;

▪            “Legal Opinion” means the original signed legal opinion referred to in Section 6 of the Subscription Agreement;

▪            “Preferred Stock” shall have the meaning set forth in the third recital to the Subscription Agreement;

▪           “Subscriber Legal Fees” shall have the meaning set forth in Section 7(b) of the Subscription Agreement;

▪           “Subscriber Working Interest Documents” means each of the documents and agreements set forth on Schedule 3 to the Subscription Agreement signed and executed, as indicated thereon, by or on behalf of the Subscribers;

▪           "Subscription Agreement" means the Subscription Agreement (and the exhibits and schedules thereto) entered into or to be entered into by the Company and Subscribers in reference to the sale and purchase of the Preferred Stock, Warrants and Additional Investment Rights;

▪            “Warrants” shall have the meaning set forth in Section 2(b) of the Subscription Agreement in the amount calculated pursuant to Section 2(b) of the Subscription Agreement;

▪           Collectively, Additional Investment Rights, Company Working Interest Documents, Preferred Stock, Legal Opinion, the executed Subscription Agreement, Warrants and Subscriber Legal Fees are referred to as "Company Documents"; and

▪           Collectively, the Escrowed Payment, the Subscribers executed Subscription Agreements and Subscriber Working Interest Documents are referred to as "Subscriber Documents".

           1.2.           Entire Agreement.  This Agreement along with the Company Documents and the Subscriber Documents constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof, except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

           1.3.           Extended Meanings.  In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.  The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

           1.4.           Waivers and Amendments.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance.  Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

EXHIBIT D
ESCROW AGREEMENT
(continued)

           1.5.           Headings.  The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

           1.6.           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

           1.7.           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 1.6 hereof, each of the Company and Subscribers hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

ARTICLE II

DELIVERIES TO THE ESCROW AGENT

           2.1.           Company Deliveries.  On or before the Closing Date, the Company shall deliver the Company Documents to the Escrow Agent, except that the Company Working Interest Documents will be delivered to Thompson & Knight LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, TX 75201, Attn: Arthur J. Wright, Esq., Fax: (214) 999-1695, Email: Arthur.Wright@tklaw.com (“Thompson & Knight LLP”).  The Escrow Agent may rely on a statement delivered by such attorneys that it is in possession of the Company’s Working Interest Documents.  Anthing to the contrary notwithstanding in any Transaction Documents, Iroquois Capital Opportunity Fund, L.P. may waive on behalf of all Subscribers the delivery by the Company of any Company Document until after the Closing Date.

           2.2.           Subscriber Deliveries.  On or before the Closing Date, Subscribers shall deliver to the Escrow Agent the Purchase Price and the executed Subscription Agreements and shall deliver the Subscriber Working Interest Documents to Thompson & Knight LLP.  The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

EXHIBIT D
ESCROW AGREEMENT
(continued)

Citibank, N.A.
1155 6th Avenue
New York, NY 10036
ABA Number: 0210-00089
For Credit to: Grushko & Mittman, IOLA Trust Account
Account Number: 45208884

           2.3.           Intention to Create Escrow Over Company Documents and Subscriber Documents.  The Subscribers and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

           2.4.           Escrow Agent to Deliver Company Documents and Subscriber Documents.  The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

           2.5.           Special Escrow Delivery.  Each Subscriber will deliver to the Escrow Agent an additional amount of funds designated on Schedule II hereto (“Special Escrow Funds”).

ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

           3.1.           Release of Escrow.  Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

(a)           On the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscribers and release the Subscriber Documents to the Company, except that: (i) the Company Working Documents and Subscriber Working Interest Documents shall be released to and by Thompson & Knight, LLP, for the benefit of Subscribers, and (ii) Subscriber Legal Fees will be released directly to the Subscriber’s attorneys.

(b)           Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and the Subscribers, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

(c)           Anything herein to the contrary notwithstanding, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order.  Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

(d)           On the Closing Date, the Escrow Agent will automatically release without further instructions the Special Escrow Funds to the Company.  If a Closing does not occur, the Special Escrow Funds will be returned to the depositing Subscribers together with such depositing Subscriber’s Subscriber Documents.

EXHIBIT D
ESCROW AGREEMENT
(continued)

           3.2.           If a Closing does not take place on or before September ___, 2009, the Escrow Agent will promptly return the applicable Company Documents to the Company and return the Subscriber Documents to the Subscriber.

           3.3.           Acknowledgement of Company and Subscriber; Disputes.  The Company and the Subscribers acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement.  The Company and the Subscribers reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents.  Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Subscribers.

ARTICLE IV

CONCERNING THE ESCROW AGENT

           4.1.           Duties and Responsibilities of the Escrow Agent.  The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

(a)           The Subscribers and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscribers or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(b)           The Subscribers and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement.  The Subscribers and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement.  The Escrow Agent shall owe a duty only to the Subscribers and Company under this Agreement and to no other person.

(c)           The Subscribers and Company jointly and severally agree to reimburse the Escrow Agent for outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

EXHIBIT D
ESCROW AGREEMENT
(continued)

(d)The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscribers and the Company.  Prior to the effective date of the resignation as specified in such notice, the Subscribers and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscribers and Company.  If no successor Escrow Agent is named by the Subscribers and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

(e)           Other than in connection with the Subscriber Legal Fees, the Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof.  The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

(f)           This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(g)           The Escrow Agent shall be permitted to act as counsel for the Subscribers in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscribers and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

(h)           The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

           4.2.           Dispute Resolution: Judgments.  Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

(a)           If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscribers and Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscribers and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement.  The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents.  The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

(b)           The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order.  In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscribers and Company or to any other person, firm, corporation or entity by reason of such compliance.

EXHIBIT D
ESCROW AGREEMENT
(continued)

ARTICLE V

GENERAL MATTERS

           5.1.           Termination.  This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscribers and Company.

           5.2.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

(a)	If to the Company, to:

MegaWest Energy Corp.
Suite 800, 926 5th Avenue SW
Calgary, Alberta, T2P 0N7
Attn: Mr. R. William Thornton
Fax: (403) 984-6343

With a copy to:

Macleod Dixon LLP
Suite 3700 400 3rd Ave. S.W.
Calgary, AB, T2P 4H2
Attn: D. Richard Skeith, Esq.
Fax: (403) 264-5974

(b)	If to the Subscribers: to the addresses set forth on Schedule I

With a copy by facsimile only to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: 212-697-3575

EXHIBIT D
ESCROW AGREEMENT
(continued)

(c)	If to the Escrow Agent, to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: 212-697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

           5.3.           Interest.  The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith.  In the event the Escrowed Payment is deposited in an interest bearing account, the Subscribers shall be entitled to receive any accrued interest thereon, but only if the Escrow Agent receives from the Subscriber the Subscribers’ United States taxpayer identification number and other requested information and forms.

           5.4.           Assignment; Binding Agreement.  Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto.  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

           5.5.           Invalidity.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

           5.6.           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

EXHIBIT D
ESCROW AGREEMENT
(continued)

           5.7.           Agreement.  Each of the undersigned states that he has read the foregoing Escrow Agreement and understands and agrees to it.

“COMPANY”
MEGAWEST ENERGY CORP.
an Alberta corporation

By: _____________________________________

Its: _____________________________________

ESCROW AGENT:

GRUSHKO & MITTMAN, P.C.

By: _____________________________________
       Name:

EXHIBIT D
ESCROW AGREEMENT
(continued)

OMNIBUS INVESTOR SIGNATURE PAGE TO
MEGAWEST ENERGY CORP.
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement.  This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

_______________________________________ [Print Name of Investor]	Purchase Price and Stated Value of Series A Preferred Stock: $_____________________

___________________________________________ [Signature]	Series A Warrants: ______________________

Additional Investment Rights: _________________________
Name: _____________________________________

Title: ______________________________________

Address:
_________________________________________

_________________________________________

_________________________________________

Fax No.: ___________________________________

Email:

Taxpayer ID# (if applicable): ___________________

EXHIBIT D
ESCROW AGREEMENT
(continued)

SCHEDULE I

INVESTORS	PURCHASE PRICE AND STATED VALUE OF SERIES A PREFERRED	SERIES A WARRANTS	ADDITIONAL INVESTMENT RIGHTS
IROQUOIS CAPITAL OPPORTUNITY FUND LP 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$1,048,500.00	7,339,500	$953,500.00
SCOT COHEN 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$261,900.00	1,833,300	$238,100.00
HEWLETT FUND 20 East Sunrise Highway, Suite 302 Valley Stream, NY 11581 (516) 887-8990	$248,800.00	1,741,600	$226,200.00
WOLFSON EQUITIES One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$144,000.00	1,008,000	$130,900.00
ROMANO LTD. 140, Birmensdorferstrasse Zurich, Switzerland 8003	$65,400.00	457,800	$59,500.00
ARIANA LIPMAN 386 Columbus Avenue, 5B New York, NY 10024 (212) 501-0801	$52,300.00	366,100	$47,500.00
AARON WOLFSON One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$52,300.00	366,100	$47,500.00
IROQUOIS MASTER FUND LTD. 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	366,100	$47,500.00
AMERICAN CAPITAL MANAGEMENT LLC 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	366,100	$47,500.00
THE MERAV ABBE IRREVOCABLE TRUST 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	366,100	$47,500.00
EMPIRE GROUP, LTD. c/o Primeway SA 7 rue du Rhone, 1204 Geneva Switzerland 011-41-22-307-3724 Attn: Sanjay Kumar	$52,300.00	366,100	$47,500.00
SCOT JASON COHEN FOUNDATION 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$39,200.00	274,400	$35,600.00
ARI GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$39,200.00	274,400	$35,600.00
MARTIN GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$39,200.00	274,400	$35,600.00
TOTAL	$2,200,000.00	15,400,000	$2,000,000.00

EXHIBIT D
ESCROW AGREEMENT
(continued)

SCHEDULE II – SPECIAL ESCROW FUNDS

INVESTORS	SPECIAL ESCROW FUNDS
IROQUOIS CAPITAL OPPORTUNITY FUND LP 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$953,500.00
SCOT COHEN 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$238,100.00
HEWLETT FUND 20 East Sunrise Highway, Suite 302 Valley Stream, NY 11581 (516) 887-8990	$226,200.00
WOLFSON EQUITIES One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$130,900.00
ROMANO LTD. 140, Birmensdorferstrasse Zurich, Switzerland 8003	$59,500.00
ARIANA LIPMAN 386 Columbus Avenue, 5B New York, NY 10024 (212) 501-0801	$47,500.00
AARON WOLFSON One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$47,500.00
IROQUOIS MASTER FUND LTD. 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$47,500.00
AMERICAN CAPITAL MANAGEMENT LLC 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$47,500.00
THE MERAV ABBE IRREVOCABLE TRUST 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$47,500.00
EMPIRE GROUP, LTD. c/o Primeway SA 7 rue du Rhone 1204 Geneva Switzerland 011-41-22-307-3724 Attn: Sanjay Kumar	$47,500.00
SCOT JASON COHEN FOUNDATION 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$35,600.00
ARI GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$35,600.00
MARTIN GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$35,600.00
TOTAL	$2,000,000.00

August 28, 2009

TO:	The Subscribers identified on Schedule A hereto:

We have acted as counsel to MegaWest Energy Corp., a corporation organized under the Business Corporations Act (Alberta) in connection with the offer and sale by the Company of the Company's Series A Preferred Stock, Series A Warrants, and Additional Investment Rights to acquire Series B Preferred Stock and Series B Warrants, for the aggregate Purchase Price of $2,200,000 to the Subscribers identified on Schedule A hereto pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Act) as set forth in Regulation D ("Regulation D") promulgated thereunder. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the subscription agreement (the "Agreement") by and between the Company and Subscribers entered into at or about the date hereof. The Agreement, and the agreements described below are sometimes hereinafter referred to collectively as the "Documents".

In connection with the opinions expressed herein, we have made such examination of law as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied, with your permission, upon the representations and warranties as to factual matters contained in and made by the Company and the Subscriber pursuant to the Documents and upon certificates and statements of certain government officials and of officers of the Company as described below. We have also examined originals or copies of certain corporate documents or records of the Company as described below:

(a)	Additional Investment Right Certificate
(b)	Bylaws of the Company
(c)	Certificate of Incorporation of the Company
(d)
Certificate of Resolutions and Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A Cumulative Convertible Preferred Stock, no Par Value Per Share

(e)
Certificate of Resolutions and Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series B Cumulative Convertible Preferred Stock, no Par Value Per Share

(f)	Escrow Agreement
(g)	Form of Agreement
(h)	Form of Series A and Series B Common Stock Purchase Warrant (the "Warrants)

FORM OF LEGAL OPINION
(continued)

(i)	Minutes of the action of the Company's Board of Directors, including unanimous Board of Directors approval of the Documents, a copy of which is annexed hereto.

In rendering this opinion, we have, with your permission, assumed: (a) the authenticity of all documents submitted to us as originals; (b) the conformity to the originals of all documents submitted to us as copies; (c) the genuineness of all signatures; (d) the legal capacity of natural persons; (e) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in all of such documents; (f) the due authorization, execution and delivery of all such documents by Subscribers, and the legal, valid and binding effect thereof on Subscribers; and (g) that the Company and the Subscribers will act in accordance with their respective representations and warranties as set forth in the Documents.

The opinions expressed herein relate only to the laws of the Province of Alberta and the federal laws of Canada applicable therein ("Applicable Law"), and we express no opinion with respect to the laws of any other jurisdiction. Special rulings of authorities administering any of such laws or opinions of other counsel have not been sought or obtained by us in connection with rendering the opinions expressed herein. With respect to the opinions expressed in clause 4 of our opinion below, as to the enforceability of the Closing Documents which by their terms may be governed by the laws of a jurisdiction other than the Province of Alberta, we have assumed that the laws of the State of New York are the same as the laws of the Province of Alberta for purposes of the opinions expressed in such clause.

1.
The Company and each Subsidiary is duly incorporated, validly existing and in good standing in thejurisdictions of their formation; have qualified to do business in each state and jurisdiction where required unless the failure to do so would not have a material impact on their operations; and have the requisite corporate power and authority to conduct their businesses, and to own, lease and operate their properties.

2.
The Company has the requisite corporate power and authority to execute, deliver and perform itsobligations under the Documents. The Documents, and the issuance of the Preferred Stock, Warrants and Additional Investment Right and the reservation and issuance of Conversion Shares and Warrant Shares have been (a) duly approved by the Board of Directors of the Company, as required, and (b) all of the foregoing, when issued pursuant to the Agreement and upon delivery, shall be validly issued and outstanding, fully paid and non assessable.

3.
The execution, delivery and performance of the Documents by the Company and the consummation ofthe transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

(a)	Violate the provisions of the Certificate of Incorporation or bylaws of the Company or each Subsidiary; or

(b)	To the best of counsel's knowledge, violate any judgment, decree, order or award of any court binding upon the Company or each Subsidiary.

4.	The Documents constitute the valid and legally binding obligations of the Company and areenforceable against the Company in accordance with their respective terms.

FORM OF LEGAL OPINION
(continued)

5.
No registration under the Act of the is required for the offer and sale of the Series A Preferred Stock, the Series A Warrants and the Additional Investment Rights to the Subscribers on the date hereof in accordance with the terms of the Subscription Agreement.

6.
No registration under the Act is required for the issuance to the Subscribers of the Common Stock issuable upon the conversion of the Series A Preferred Stock in accordance with the terms of the Series A Preferred Stock, the issuance to the Subscribers of the Series A Warrant Shares upon the exercise of the Series A Warrants in accordance with the terms of the Series A Warrants, the issuance to the Subscribers of the Series B Preferred Stock and the Series B Warrants upon the exercise by the Subscribers of the Additional Investment Rights in accordance with the terms of the Additional Investment Rights, the issuance to the Subscribers of the Series B Conversion Shares upon the exercise of the Series B Warrants in accordance with the terms of the Series B Warrants or the issuance to the Subscribers of the Common Stock issuable upon the conversion of the Series B Preferred Stock in accordance with the terms of the Series B Preferred Stock. The Common Stock, Series A Warrant Shares, Series B Preferred Stock, Series B Warrants and Series B Conversion Shares are collectively herein called the "Underlying Securities".

7.	The issuance of the Preferred Stock, Warrants, Conversion Shares and Warrant Shares will not trigger a take-over bid as defined under the laws of Alberta.

8.	The Company has either obtained the approval of the transactions described in the Documents from its Principal Market and shareholders, or no such approval is required.

9.
The Company and its Boards of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation (or similar charter documents) or the laws of Alberta that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Documents, including without limitation as a result of the Company's issuance of the Preferred Stock, Warrants, Conversion Shares and Warrant Shares and the Subscribers' ownership of the Preferred Stock, Warrants, Conversion Shares and Warrant Shares.

Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

Qualifications

The opinions expressed above are subject to the following qualifications:

(a)	This opinion is limited to the laws of the Province of Alberta and the laws of Canada applicable therein.

(b)
The opinions in paragraphs 5 and 6 are limited to the federal securities laws of the United States of America and we express no opinion with respect to any other laws, including any state "blue sky" laws.

(c)
The enforceability of each Closing Document is subject to bankruptcy, insolvency, reorganization, arrangement, winding up, moratorium an other similar laws of general application limiting the enforcement of creditors' rights generally and to general equitable principles, including the fact that the availability of equitable remedies, such as injunctive relieve and specific performance, is in the discretion of a court.

FORM OF LEGAL OPINION
(continued)

(d)
The enforceability of any provision of any of the Closing Documents that purports to severfrom such Closing Document any provision that is prohibited or unenforceable under Applicable Law without affecting the enforceability of the remainder of such Closing Document would be determined only in the discretion of the court.

(e)	No opinion is expressed as to:

(i)
the enforceability of any provision of any Closing Document that states that modifications, amendments or waivers of or with respect to such Closing Document that are not in writing will not be effective;

(ii)
the enforceability of any provision of any Closing Document that may be characterized as a penalty or as a forfeiture, or that purports to render a party liable for a higher rate of interest after default;

(iii)	the enforceability of any provision of any Closing Document that provides that delay or failure by a party to exercise any right, remedy or option will not operate as a waiver thereof; or

(iv)	the enforceability of any provision of the Closing Documents purporting to confer any benefits thereunder on any third party.

(f)
The enforceability of each Closing Document is subject to the Limitations Act (Alberta) andwe express no opinion whether a court might find any provision in any Closing Document to be unenforceable as an attempt to provide for the reduction of a limitation period provided by the Limitations Act (Alberta).

(g)	The provisions of the Interest Act (Canada) and the Judgment Interest Act (Alberta) may limitinterest on a judgement debt to a rate less than the rate provided for in any of the Closing Documents.

(h)	The ability to recover a claim for certain costs or expenses may be restricted by a court to areasonable amount and legal fees are subject to taxation.

(i)
The effectiveness of provisions which purport to relieve a person from a duty or obligation otherwise owed may be limited by law and provisions requiring indemnification or reimbursement may not be enforced by a court to the extent that they relate to the failure of such person to have performed such duty or obligation.

This opinion is rendered as of the date first written above, is solely for your benefit in connection with the Agreement and may not be relief upon or used by, circulated, quoted, or referred to nor may any copies hereof by delivered to any other person without our prior written consent. We disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

FORM OF LEGAL OPINION
(continued)

Yours truly,

MACLEOD DIXON LLP

FORM OF LEGAL OPINION
(continued)

SCHEDULE A TO LEGAL OPINION

INVESTORS	PURCHASE PRICE OF SERIES A PREFERRED	SHARES OF SERIES A PREFERRED STOCK	SERIES A WARRANTS	OIL AND GAS INVESTMENT
IROQUOIS CAPITAL OPPORTUNITY FUND LP 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$1,048,500.00	10,485	7,339,500	$951,500.00
SCOT COHEN 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$261,900.00	2,619	1,833,300	$238,100.00
HEWLETT FUND 20 East Sunrise Highway, Suite 302 Valley Stream, NY 11581 (516) 887-8990	$248,800.00	2,488	1,741,600	$226,200.00
WOLFSON EQUITIES One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$144,000.00	1,440	1,008,000	$131,000.00
ROMANO LTD. 140, Birmensdorferstrasse Zurich, Switzerland 8003	$65,400.00	654	457,800	$59,600.00
ARIANA LIPMAN 386 Columbus Avenue, 5B New York, NY 10024 (212) 501-0801	$52,300.00	523	366,100	$47,700.00
AARON WOLFSON One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$52,300.00	523	366,100	$47,700.00
IROQUOIS MASTER FUND LTD. 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	523	366,100	$47,700.00
AMERICAN CAPITAL MANAGEMENT LLC 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	523	366,100	$47,700.00
THE MERAV ABBE IRREVOCABLE TRUST 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	523	366,100	$47,700.00

FORM OF LEGAL OPINION
(continued)

EMPIRE GROUP, LTD. c/o Primeway SA	$52,300.00	523	366,100	$47,700.00
7 rue du Rhone
1204 Geneva Switzerland
011-41-22-307-3724
Attn: Sanjay Kumar
SCOT JASON COHEN	$39,200.00	392	274,400	$35,800.00
FOUNDATION
641 Lexington Avenue, 26th
Floor
New York, NY 10022
(212) 207-3452
ARI GOLDMAN	$39,200.00	392	274,400	$35,800.00
20-26 Industrial Avenue
Fairview, NJ 07022
(201) 943-5468
MARTIN GOLDMAN	$39,200.00	392	274,400	$35,800.00
20-26 Industrial Avenue
Fairview, NJ 07022
(201) 943-5468
TOTAL	$2,200,000.00	22,000	15,400,000	$2,000,000.00

SCHEDULE 3

Agreement of Purchase and Sale dated August 27, 2009, by and between MegaWest Energy Missouri Corp. and Mega Partners 1, LLC, pursuant to which many documents will be delivered at Closing, including without limitation:

a.           Petroleum, Natural Gas and General Rights Conveyance dated August 27, 2009, by and between MegaWest Energy Missouri Cop. and Mega Partners 1, LLC, and

b.           Partial Assignment of Oil and Gas Leases and Memorandum of Oil and Gas Leases, executed August 27, 2009 by MegaWest Energy Missouri Corp.

Operating Agreement dated August 27, 2009, by and between MegaWest Energy Missouri Cop. and Mega Partners 1, LLC

Side Letter dated August 27, 2009 from MegaWest Energy Missouri Corp. to Mega Partners 1, LLC

SCHEDULE 5(A)
SUBSIDIARIES

Subsidiary	Incorporation/ Acquisition Date	Ownership Percentage
MegaWest Energy (USA) Corp.	January 9, 2007	100%
MegaWest Energy Kentucky Corp. (formerly Kentucky Reserves, LLC)	April 2, 2007	100%
MegaiVest Energy Missouri Corp. (formerly Deerfield Energy LLC)	April 5, 2007	100%
MegaWest Energy Kansas Corp. (formerly Deerfield Energy Kansas Corp.)	April 5, 2007	100%
MegaWest Energy Texas Corp. (formerly Trinity Sands Energy LLC)	April 25, 2007	100%
MegaWest Energy Montana Corp.	October 19, 2007	100%

SCHEDULE 5(D)
CAPITALIZATION AND ADDITIONAL ISSUANCES

August 21, 2009
Common shares outstanding	133,244,472
Stock options(1)	7,478,500
Total potential shares	140,722,972

Notes:

(1)	Represents stock options to purchase common shares at prices from U.S. $0.10 to U.S.$1.57 per share,with expiry dates from March 15, 2008 through to March 15, 2012 and with various vesting terms.

SCHEDULE 5(Q)
BANKING

As of August 21, 2009 MegaWest Energy has the following bank accounts with the following financial institutions:

Investment Accounts	Account Number	Address
BMO Nesbitt Burns - Canadian dollar account	710-33082-14	1600, 425 1st Street SW, Calgary AB T2P3L8
BMO Nesbitt Burns - US dollar account	710-33082-14	1600, 425 1st Street SW, Calgary AB T2P3L8

Business Accounts	Account Number	Address
AmegyBank of Texas - US dollar account	0003700852	P.O. Box 274459, Houston, TX 77227-7459
BMO Bank of Montreal US dollar account	0646 4602-815	101 Crowfoot Way NW, Calgary, AB T3G2R2
BMO Bank of Montreal - Canadian dollar account	0646 1302-033	101 Crowfoot Way NW, Calgary, AB T3G2R2

SCHEDULE 8(E)
USE OF PROCEEDS

Use of funds

Purpose:
To enable restart and early stage operation of Deerfield thermal projects

Expected outcome:
    Grow production to 900 bopd in 12 months to achieve positive cash flow
General:

Initial financing and working interest sale ($4.2mm USD) to augment MegaWest corporate working capital and expected revenue Secondary financing ($2.0 mm USD) will be required within 6 months

Specific uses of financing: (USD X 1000)

Financing costs
   $175

12 months Operating cost
   $524

12 month Capital cost
$1,605

12 month G&A cost
$3,030

SCHEDULE 9 (Q)
STOCK OPTIONS AND STOCK COMPENSATION PLANS

Stock Options and Equity Incentive Plans

On June 5, 2008, our board of directors adopted two new equity incentive plans, the Canadian equity incentive plan and the U.S. equity incentive plan. The Canadian equity incentive plan replaces and supersedes Canadian stock option plan, and the U.S. equity incentive plan replaces and super cedes the U.S. stock option plan. Each of our equity and stock option plans are described below.

The purpose of the equity and stock option plans are to provide us with a share-related mechanism to attract, retain and motivate qualified directors, officers, consultants and employees, to reward those persons from time to time for their contributions toward the long-term goals of our company, and to enable and encourage such directors, officers, consultants and employees to acquire our common shares as long-term investments.

Canadian Equity Incentive Plan

The Canadian equity incentive plan was adopted by our board of directors and became effective on June 5, 2008. The material terms of the plan are; (a) the total number of shares of our common stock that may be awarded under the plan plus the total number of shares of our common stock that may be awarded under the U.S. equity incentive plan under a stock option plan, dated June 5, 2008, for United States based employees cannot exceed 10 percent of the total number of shares of our common stock issued and outstanding from time to time; (b) the plan administrator is appointed by the board of directors; (c) the term of the plan is indefinite; (d) awards eligible to be awarded under the plan include stock options, stock appreciation rights, restricted stock units, performance awards and other stock based awards; (e) options are subject to adjustment in the event of s subdivision or consolidation of our common shares, an amalgamation, or other corporate event affecting our common shares; and (0 the board determines the date of grant, the number of optioned shares, the exercise price per share, the vesting period and term. The minimum exercise price of any option granted under the plan is the weighted average price of our common shares on the principal stock exchange on which our common shares trade for the five trading days prior to and including the date of grant.

The Canadian equity incentive plan is filed as Exhibit 4.37 to our annual report on Form 20-F filed on August 29, 2008.

Canadian Stock Option Plan

We adopted a formal written stock option plan for Canadian resident directors, senior officers, employees and consultants on August 24, 2004. The plan provides that stock options granted under the plan vest in the manner determined by the administrator appointed under the plan on the date of the grant. The price at which a stock option may be exercised is determined by our board of directors at the time of the grant. The plan also provides that we may not grant stock options to any person or that person's associates that will in aggregate, when exercised, exceed in any 12 month period 5 percent of our issued and outstanding common shares.

SCHEDULE 9 (Q)
STOCK OPTIONS AND STOCK COMPENSATION PLANS
(continued)

As of February 19, 2007 and August 9, 2007, our Canadian stock option plan was amended and restated as follows: (a) to provide that the total number of shares of our common stock that may be issued upon the exercise of stock options issued under the plan plus the total number of shares of our common stock that may be issued upon the exercise of stock options issued under a stock option plan, dated January 5, 2007, for United States based employees cannot exceed 20 percent of the total number of shares of our common stock issued and outstanding from time to time; (b) to set out the circumstances under which the number and class of shares issuable upon the exercise of a stock option will be adjusted; (c) to allow for the immediate vesting of all unexpired and unvested stock options in the event of a change of control of our company and for the acceleration of the vesting of stock options at the discretion of the administrator appointed under the plan; (d) to set out how the exercise price of a stock option may be paid and specifically to provide for a (cashless) net exercise option; (e) to provide that our company's obligation to issue shares upon the exercise of a stock option is dependent upon certain factors, including the compliance of the shares with any applicable laws; (f) to provide an option holder is responsible for the payment of any withholding taxes in respect of the exercise of a stock option; (g) to set out the discretion of our board of directors in respect of various matters concerning the interpretation of the plan and the granting and exercise of stock options and, specifically, the discretion to extend the expiry date of the stock options and to determine the price per share at which a stock option may be exercised; and (h) to correct minor typographical and grammatical errors and inconsistencies in the text of the plan.

The Canadian stock option plan was replaced by the Canadian equity incentive plan on June 5, 2008.

U.S. Equity Incentive Plan

The U.S. equity incentive plan was adopted by our board of directors and became effective on June 5, 2008. The material terms of the plan are: (a) the total number of shares of our common stock that may be awarded under the plan plus the total number of shares of our common stock that may be awarded under the Canadian equity incentive plan under a stock option plan, dated June 5, 2008, for Canadian based employees cannot exceed 10 percent of the total number of shares of our common stock issued and outstanding from time to time (b) the plan administrator is appointed by the board of directors except that the board of directors may, in its discretion, establish a committee composed of two or more members of the board or two or more other persons to administer the plan; (c) the term of the plan is 10 years; (d) awards eligible to be awarded under the plan include stock options, stock appreciation rights, restricted stock units, performance awards and other stock based awards; (e) options are subject to adjustment in the event of s subdivision or consolidation of our common shares, an amalgamation, or other corporate event affecting our common shares; and (0 the board determines the date of grant, the number of optioned shares, the exercise price per share, the vesting period and term. The minimum exercise price of any option granted under the plan is the weighted average price of our common shares on the principal stock exchange on which our common shares trade for the five trading days prior to and including the date of grant.

The U.S. equity incentive plan is filed as Exhibit 4.38 to our annual report on Form 20-F filed on August 29, 2008.

U.S. Stock Option Plan

As of January 5, 2007, our board of directors adopted a stock option plan for U.S. resident directors, senior officers, employees and consultants. The material terms of the plan were: (a) the number of shares of our common stock reserved for issuance under the plan was 20 percent of the issued and outstanding shares of our common stock from time to time less the number of stock options granted under our Canadian stock option plan; (b) the plan was administered by our board of directors, except that the board of directors may, in its discretion, establish a committee composed of two or more members of the board or two or more other persons to administer the plan; (c) incentive stock options (stock options which qualify under Section 422 of the Internal Revenue Code of 1986 (United States) may be granted to any individual who, at the time the option is granted, is resident in the U.S. and who is an employee of our company or any related corporation.; (d) non-qualified stock options (stock options that do not qualify under Section 422 of the Internal Revenue Code of 1986) may be granted to employees and to such other persons who are not employees as the plan administrator shall select, subject to any applicable laws; (f) the plan provides that, generally, the number of shares subject to each stock option, the exercise price, the expiry time, the extent to which such stock option is exercisable and other terms and conditions relating to such stock options will be determined by the board of directors of our company or any committee to which such authority is delegated by the board from time to time; (g) the term of the stock options granted under the plan will not exceed ten years from the date of grant, provided that the term of the stock options will be reduced upon the death of an option holder or if an option holder ceases to be employed by or hold office with our company; (h) the vesting of stock options granted under the plan will be in 25 percent increments, beginning one year from the date of the grant, provided that the plan allows for the immediate vesting of all unexpired and unvested stock options in the event of a change of control of our company and for the acceleration of the vesting of stock options at the discretion of the administrator appointed under the plan; (i) the exercise price of the stock options will be determined by the plan administrator in compliance with applicable laws, including the rules of an applicable stock exchange or national market system; and 0) the plan will terminate when all of the stock options, available for grant thereunder, have been granted or when the plan is otherwise terminated by our company (provided that any stock options outstanding when the plan is terminated will remain in effect until they are exercised or expire).

The U.S. stock option plan was replaced by the U.S. equity incentive plan on June 5, 2008.

Escrow Agent Joint Instructions
MegaWest Energy Corp.
Closing Date:  August 28, 2009

In connection with the completion of the offering by MegaWest Energy Corp., a corporation continued under the Business Corporations Act (Alberta) (the “Company”), of an aggregate of $2,200,000 Stated Value of its Series A Convertible Preferred Stock and Common Stock Purchase Warrants, and the sale of certain working interests for $2,000,000 to the Subscribers to the Series A Convertible Preferred Stock and Common Stock Purchase Warrants, this memorandum will serve as joint instructions by the Company and Iroquois Capital Opportunity Fund LP on behalf of the Subscribers, to Grushko & Mittman, P.C. (the “Escrow Agent”) to make the payments out of the Escrowed Funds on the date hereof to the accounts and in the amounts set forth below.  Capitalized terms used and not defined in this memorandum shall have the respective meanings assigned to such terms in the Escrow Agreement, dated as of August 28, 2009, by and among the Company, the Subscribers and the Escrow Agent.

As of August 28, 2009, an aggregate of $4,200,000 has been deposited in the escrow account.

Transaction	Amount	Funding Instructions
1. MegaWest Energy Corp.	$4,030,000
Escrow Agent debits fee from the escrow account and makes wire transfer to:
Wachovia NY International
11 Penn Plaza/BSMT 4 Floor
New York, NY
10001
Fed #: ABA 026005092
Beneficiary Bank:
BMO Bank of Montreal
100 King St. West
First Canadian Place
Toronto, Ontario
M6X 1A3
Swift Address: BOFMCAM2
Account with Institution/Beneficiary Bank Identifier:  BOFMCAM2NBB
Beneficiary Account #: 710 – 33082 – 14 Cash 33082
Beneficiary Name: MegaWest Energy Corporation
Beneficiary Address: Suite 800, 926-5th AV SW, Calgary, AB T2P 0N7

ESCROW RELEASE INSTRUCTIONS
(continued)

2. Payment of Consulting Fee to: Iromad LLC	$120,000.00	Escrow Agent debits fee from the escrow account and makes wire transfer to: Bank of America New York, NY ABA Number: 026009593 For Credit to: Iromad LLC Account Number: 394001339635
3. Payment of legal fees to Grushko & Mittman, P.C.	$50,000.00
Escrow Agent debits fee from the escrow account and makes wire transfer to:

Citibank, N.A.
1155 6th Avenue
New York, NY  10036
ABA Number:  0210-00089
Account Number:  17347668
For Credit to:  Grushko & Mittman, Operating Account

TOTAL:	$4,200,000.00

The Closing Documents delivered to the Escrow Agent in escrow include the following:

1.	Subscription Agreement between the Company and each of the investors identified on Schedule A hereto;

2.	Original Series A Preferred Stock certificates of the Company issued to each of the investors identified on Schedule A and in the amounts designated therein;

3.	Original Series A Common Stock Purchase Warrants of the Company issued to each of the investors identified on Schedule A and in the amounts designated therein;

4.	Additional Investment Rights Certificate;

5.	Legal Opinion of Macleod Dixon LLP, corporate counsel for the Company; and

6.	Legal Opinion of Sidley Austin LLP, special counsel for the Company.

The Escrow Agent is instructed to release Series A Preferred Stock certificates and Series A Common Stock Purchase Warrants to the investors listed on Schedule A.

The Closing Date will be deemed August 28, 2009.  The Escrow Agent is instructed to date or redate the Subscription Agreement and Escrow Agreement as of the Closing Date.  All other Company Documents and Subscribers Documents except for the Legal Opinion are also to be dated or redated as of the Closing Date.

ESCROW RELEASE INSTRUCTIONS
(continued)

This disbursement memorandum may be executed in counterparts, with the same effect as if all parties had signed the same document.  Each such counterpart shall be deemed an original, shall be construed together and shall constitute one and the same instrument.  This disbursement memorandum may be executed by facsimile signature.

AGREED AND ACCEPTED AS OF AUGUST 28, 2009.

MEGAWEST ENERGY CORP.

By: ___________________________________________
Name:
Title:

IROQUOIS CAPITAL OPPORTUNITY FUND LP

By: ___________________________________________
Name:
Title:

ESCROW RELEASE INSTRUCTIONS
(continued)

SCHEDULE A TO ESCROW RELEASE INSTRUCTIONS

INVESTORS	PURCHASE PRICE OF SERIES A PREFERRED	SHARES OF SERIES A PREFERRED STOCK	SERIES A WARRANTS	WORKING INTEREST PAYMENT
IROQUOIS CAPITAL OPPORTUNITY FUND LP 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$1,048,500.00	10,485	7,339,500	$951,500.00
SCOT COHEN 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$261,900.00	2,619	1,833,300	$238,100.00
HEWLETT FUND 20 East Sunrise Highway, Suite 302 Valley Stream, NY 11581 (516) 887-8990	$248,800.00	2,488	1,741,600	$226,200.00
WOLFSON EQUITIES One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$144,000.00	1,440	1,008,000	$131,000.00
ROMANO LTD. 140, Birmensdorferstrasse Zurich, Switzerland 8003	$65,400.00	654	457,800	$59,600.00
ARIANA LIPMAN 386 Columbus Avenue, 5B New York, NY 10024 (212) 501-0801	$52,300.00	523	366,100	$47,700.00
AARON WOLFSON One State Street Plaza, 29th Floor New York, NY 10006 (212) 363-8459	$52,300.00	523	366,100	$47,700.00
IROQUOIS MASTER FUND LTD. 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	523	366,100	$47,700.00

ESCROW RELEASE INSTRUCTIONS
(continued)

AMERICAN CAPITAL MANAGEMENT LLC 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	523	366,100	$47,700.00
THE MERAV ABBE IRREVOCABLE TRUST 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$52,300.00	523	366,100	$47,700.00
EMPIRE GROUP, LTD. c/o Primeway SA 7 rue du Rhone 1204 Geneva Switzerland 011-41-22-307-3724 Attn: Sanjay Kumar	$52,300.00	523	366,100	$47,700.00
SCOT JASON COHEN FOUNDATION 641 Lexington Avenue, 26th Floor New York, NY 10022 (212) 207-3452	$39,200.00	392	274,400	$35,800.00
ARI GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$39,200.00	392	274,400	$35,800.00
MARTIN GOLDMAN 20-26 Industrial Avenue Fairview, NJ 07022 (201) 943-5468	$39,200.00	392	274,400	$35,800.00
TOTAL	$2,200,000.00	22,000	15,400,000	$2,000,000.00

CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS,
PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES A CUMULATIVE CONVERTIBLE
PREFERRED STOCK, NO PAR VALUE PER SHARE

1.           Name of corporation:

MegaWest Energy Corp. (the “Corporation”), a corporation continued under the Business Corporations Act (Alberta).

2.           Designation:

Series A Cumulative Convertible Preferred Stock, no par value, issuable only pursuant to and in connection with a Subscription Agreement dated at or about August ___, 2009, among the Corporation and the original Subscribers to Series A Cumulative Convertible Preferred Stock, attached hereto as Schedule A.  Capitalized terms employed herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

A.           Designation: Number of Shares.  The designation of said series of Preferred Stock shall be Series A Convertible Preferred Stock (the “Series A Preferred Stock”).  The number of shares of Series A Preferred Stock shall be 29,500.  Each share of Series A Preferred Stock shall have a stated value equal to $100.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Stated Value”), and no par value.

B.           Dividends.

(a)           The Holders of outstanding shares of Series A Preferred Stock shall be entitled to receive preferential dividends at the rate of 5% per share per annum on the Stated Value per share of Series A Preferred Stock out of any funds of the Corporation legally available for such purpose, but before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Junior Stock (defined below).  Such dividends shall compound annually and be fully cumulative, and shall accumulate from the date of original issuance of the Series A Preferred Stock, and shall be payable quarterly on the last day of each calendar quarter commencing September 30, 2009, in arrears in cash or as described below, (provided that if such date is a Saturday, Sunday or legal holiday in the place where such dividend is to be paid, then such dividend shall be payable without interest on the next day that is not a Saturday, Sunday or legal holiday).  Upon the occurrence of an Event of Default (as defined in Paragraph 3 below) and while such Event of Default is outstanding, such dividend rate shall be increased to 15% per annum on the Stated Value per share.  Dividends must be delivered to the holders not later than five business days after each specified dividend payment date.  At the Corporation’s option, such dividend payments may be made in additional shares of Series A Preferred Stock valued at the Stated Value thereof, in an amount equal to 150% of the cash dividend otherwise payable, provided there is not an existing current Event of Default on the quarterly date on which a dividend payment is payable, in which event the Holder entitled to receive such dividend may elect to receive such dividends in cash or additional shares of Series A Preferred Stock.  The issuance of such shares of Series A Preferred Stock shall constitute full payment of such dividends.

(b)           The dividends on the Series A Preferred Stock at the rates provided above shall be cumulative whether or not declared so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series A Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the quarterly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series A Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series A Preferred Stock or any shares of any other class of stock ranking on a parity with the Series A Preferred Stock and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of any Junior Stock.

ADDITIONAL INVESTMENT RIGHT
(continued)

C.           Liquidation and Redemption Rights.  Upon the occurrence of a “Liquidation Event” (as defined below), the Holders of the Series A Preferred Stock shall be entitled to receive, and before any payment or distribution shall be made on any shares of any Common Stock or other class of stock presently authorized or to be authorized (the Common Stock and such other stock being hereinafter collectively, the “Junior Stock”), out of the assets of the Corporation available for distribution to stockholders, an amount equal to two (2) times the Series A Stated Value per share of Series A Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof.  Upon the payment in full of all amounts due to Holders of Series A Preferred Stock (on an as converted basis), the Common Stock and any other class of Junior Stock shall collectively receive all remaining assets of the Corporation legally available for distribution.  If the assets of the Corporation available for distribution to the Holders of the Series A Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series A Preferred Stock upon a Liquidation Event, then all such assets of the Corporation shall be distributed to the exclusion of the Holders of Junior Stock ratably among the Holders of the Series A Preferred Stock. “Liquidation Event” shall mean (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations unless (a) the Holders of the Series A Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series A Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter, unless the Holders of a Majority in Interest [as defined in Section 4(E)] of the shares of Series A Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the Holders of a Majority in Interest elect otherwise.

D.           Conversion into Common Stock.  Holders of shares of Series A Preferred Stock shall have the following conversion rights and obligations:

(a)           Subject to the further provisions of this paragraph D(a) each Holder of Series A Preferred Stock shall have the right at any time commencing after the issuance to the Holder Series A Preferred Stock, to convert such shares, accrued but unpaid dividends on the Series A Preferred Stock (whether or not declared) and any other sum owed by the Corporation arising from the Series A Preferred Stock or pursuant to the Subscription Agreement entered into by the Corporation and the Holder or Holder’s predecessor in connection with the issuance of Series A Preferred Stock (each a “Subscription Agreement”) (collectively “Obligation Amount”) into fully paid and non-assessable shares of Common Stock of the Corporation determined in accordance with the applicable “Conversion Price” provided in paragraph D(b) below (the “Conversion Price”).  All issued or accrued but unpaid dividends may be converted at the election of the Holder simultaneously with the conversion of principal amount of Series A Stated Value, as the case may be, being converted.

(b)           The number of shares of Common Stock issuable upon conversion of the Obligation Amount shall equal (i) the sum of (A) the Series A Stated Value per share being converted, and (B) at the Holder’s election, accrued and unpaid dividends on such shares, divided by (ii) the Conversion Price.  The Conversion Price of the Series A Preferred Stock shall be $0.07, subject to adjustment only as described herein.

ADDITIONAL INVESTMENT RIGHT
(continued)

(c)           Holder will give notice of its decision to exercise its right to convert the Series A Preferred Stock, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to this Certificate of Designation) to the Corporation via confirmed telecopier transmission.  The Holder will not be required to surrender the Series A Preferred Stock certificate until in each case the Series A Preferred Stock has been fully converted.  Each date on which a Notice of Conversion is telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date.  The Corporation will itself or cause the Corporation’s transfer agent to transmit the Corporation’s Common Stock certificates representing the Common Stock issuable upon conversion of the Series A Preferred Stock to the Holder via express courier for receipt by such Holder within five (5) business days after receipt by the Corporation of the Notice of Conversion (the “Delivery Date”).  In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer provided request for such electronic transfer has been made by the Holder.  A Series A Preferred Stock certificate representing the balance of the Series A Preferred Stock not so converted will be provided by the Corporation to the Holder if requested by Holder, provided the Holder has delivered the original Series A Preferred Stock certificate to the Corporation.  To the extent that a Holder elects not to surrender Series A Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series A Stated Value then owned by the Holder.

In the case of the exercise of the conversion rights set forth in paragraph D(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the recordholder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Series A Preferred Stock so converted.

Upon the conversion of any shares of Series A Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series A Preferred Stock, and payment of dividends on Series A Preferred Stock to issue a fraction of a share of its Series A Preferred Stock or Common Stock and shall instead deliver a stock certificate representing the next higher whole number.

The Corporation and Holder may not convert that amount of the Obligation Amount on a Conversion Date in amounts that would result in the Holder having a beneficial ownership of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Obligation Amount with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation.  For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to successive exercises which would result in the aggregate issuance of more than 4.99%.  The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.  The Holder may waive the conversion limitation described in this Section in whole or in part, upon and effective after 61 days prior written notice to the Company to increase such percentage to up to 9.99%.

(d)           The Conversion Price determined pursuant to Paragraph D(b) shall be subject to adjustment from time to time as follows:

ADDITIONAL INVESTMENT RIGHT
(continued)

(i)           In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders of Series A Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto).  Such adjustment shall be made whenever any of the events listed above shall occur.  An adjustment made to the Conversion Price pursuant to this paragraph D(d)(i) shall become effective immediately after the effective date of the event.

(ii)           For so long as Series A Preferred Stock is outstanding, other than in the case of an “Excepted Issuance” (as defined in Section 11(a) of the Subscription Agreement), if the Corporation issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the Conversion Price of the Series A Preferred Stock immediately in effect prior to such sale or issuance, then immediately prior to such sale or issuance the Conversion Price of the Series A Preferred Stock shall be reduced to such other lower price.   For  purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Conversion Price described in this paragraph is in addition to other rights of the Holder described in this Certificate of Designation and the Subscription Agreement.

(e)           (1)           In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series A Preferred Stock shall have terminated as part of such merger, lawful provision shall be made so that Holders of Series A Preferred Stock shall thereafter have the right to convert each share of Series A Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such consolidation or merger.  Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in sub-paragraph (d) of this paragraph D.  The foregoing provisions of this paragraph D(e) shall similarly apply to successive mergers.

(i)           In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the Holders of Series A Preferred Stock shall thereafter have the right to convert each share of the Series A Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

ADDITIONAL INVESTMENT RIGHT
(continued)

(f)           Whenever the number of shares to be issued upon conversion of the Series A Preferred Stock is required to be adjusted as provided in this paragraph D(f), the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series A Preferred Stock and the Common Stock; and the Corporation shall give notice in the manner described in the Subscription Agreement to each Holder of record of Series A Preferred Stock of such adjusted conversion price not later than the first business day after the event, giving rise to the adjustment.

(g)           In case at any time the Corporation shall propose:

(i)           to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

(ii)           to offer for subscription to the Holders of its Common Stock any additional shares of any class or any other rights; or

(iii)          any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv)           the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Holders of record of the Series A Preferred Stock.

(h)           For so long as any shares of Series A Preferred Stock or any Obligation Amount shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions of this paragraph D(h), the Corporation shall at all times, reserve from the authorized and unissued shares of its Common Stock 150% of the number of shares of Common Stock that would be necessary to allow the conversion of the entire Obligation Amount.

(i)           The term “Common Stock” as used in this Certificate of Designation shall mean the no par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class or other securities and/or property into which the shares of the Series A Preferred Stock shall at any time become convertible pursuant to the provisions of this paragraph D(i).

(j)           The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series A Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series A Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k)           In the event a Holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series A Preferred Stock shall have been sought and obtained by the Corporation or at the Corporation’s request or with the Corporation’s assistance and the Corporation posts a surety bond for the benefit of such Holder equal to 120% of the Obligation Amount sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

ADDITIONAL INVESTMENT RIGHT
(continued)

(l)           In addition to any other rights available to the Holder, if the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section D(c) by the Delivery Date and if after the Delivery Date the Holder or a broker on behalf of the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) within five (5) business days after written notice from the Holder, the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Stated Value of the shares of Series A Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(m)           The Corporation understands that a delay in the delivery of Common Stock upon conversion of Series A Preferred Stock in the form required pursuant to this Certificate of Designation and the applicable Subscription Agreement after the Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Corporation agrees to pay (as liquidated damages and not as a penalty) to the Holder for such late issuance of Common Stock upon Conversion of the Series A Preferred Stock in the amount of $100 per business day after the Delivery Date for each $10,000 of Obligation Amount being converted of the corresponding Common stock which is not timely delivered.  The Corporation shall pay any payments incurred under this section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Corporation fails for any reason to effect delivery of the Common Stock by the Delivery Date, the Holder will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all by delivery of a notice to such effect to the Corporation whereupon the Corporation and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation is given to the Corporation.

E.           Voting Rights.   The Holders of shares of Series A Preferred Stock shall not vote together with the holders of the Common Stock on an as converted basis, provided, however, that the consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock, which majority must include Iroquois Capital Opportunity Fund, LP, for so long as Iroquois Capital Opportunity Fund, LP holds Series A Preferred Stock having stated value of not less than $150,000 (a “Majority in Interest”), voting as a separate class, shall be required for the following actions:

(a)           amending the Corporation’s articles of incorporation or by-laws if such amendment would adversely affect the Series A Preferred Stock, including without limitation:

(i)           changing the relative seniority rights of the holders of the Series A Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series A Preferred Stock;

(ii)           reducing the amount payable to the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Corporation, or change the dividend rights of the holders of Series A Preferred Stock;

ADDITIONAL INVESTMENT RIGHT
(continued)

(iii)           canceling or modifying the conversion rights of the holders of Series A Preferred Stock provided for in Section D herein; or

(iv)           canceling or modifying the rights of the holders of the Series A Preferred Stock provided for in this Section E.

(v)           changing the authorized number of shares of Series A Preferred Stock.

(b)           purchasing any of the Corporation’s securities other than required redemptions of Series A Preferred Stock and repurchase under restricted stock and option agreements authorizing the Corporation’s employees (as permitted herein);

(c)           effecting a Liquidation Event;

(d)           declaring or paying any dividends other than in respect of the Series A Preferred Stock;

(e)           issuing any additional securities having rights senior to or on parity with the Series A Preferred Stock; and

(f)           increase the number of directors to more than seven directors.

The holders of a Majority in Interest of the Series A Preferred Stock, acting separately from all other classes of capital stock of the Company, shall be permitted, upon written notice thereof delivered to the Secretary or other officer of the Company (the “Director Notice”), to nominate one (1) director to the Board of Directors of the Company (the “Series A Director”), which director shall begin to serve immediately as a director of the Company after the delivery of the Director Nomination Notice if a vacancy then exists in the board.  The Company shall, for so long as any shares of Series A Preferred Stock remain outstanding, ensure that its Articles and Bylaws authorize a board of directors consisting of seven directors, and as of the Closing Date, there will be one vacancy on the Board of Directors available for the director to be designated by a Majority in Interest pursuant to this paragraph; provided, however, it is understood that the holders of the Series A Preferred Stock need not exercise their rights to nominate a Series A Director pursuant to this Section and, in the absence of such nomination, no vacancy with respect to the Series A Director shall be deemed to exist.  The Series A Director (i) shall be elected in accordance with the Business Corporations Act of Alberta, (ii) shall be entitled to one vote in connection with any matter subject to a vote or other approval of the Board of Directors of the Company (with each remaining six directors entitled to one vote each), and (iii) may be removed only in accordance with the Business Corporations Act of Alberta.  In the event there is any vacancy created by the death, resignation or other removal of the Series A Director a Majority in Interest of the shares of the Series A Preferred Stock outstanding, shall have the right to nominate a replacement Series A Director, which director shall begin to serve immediately as a director of the Company and who’s directorship shall be subject to election in accordance with the Business Corporations Act of Alberta at the next scheduled annual general meeting.

3.           Events of Default.  For so long as the Series A Preferred Stock is outstanding, unless waived in writing by a Majority in Interest, the occurrence of any of the following is an event of default (each, an “Event of Default”) shall, until such Event of Default has been cured, cause the dividend rate to become 15% from and after the occurrence and during the pendency of such event with respect to the Series A Preferred Stock:

ADDITIONAL INVESTMENT RIGHT
(continued)

(a)           The Corporation fails to timely pay any dividend payment or the failure to timely pay any other sum of money due to a Holder of Series A Preferred Stock from the Corporation.

(b)           The Corporation breaches any material covenant or other material term or condition of the Subscription Agreement or this Certificate of Designation in any material respect and such breach, if subject to cure, continues for a period of seven (7) business days.

(c)           Any material representation or warranty of the Corporation made herein, in any Transaction Document, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and as of the Closing Date.

(d)           Any dissolution, liquidation or winding up of Corporation or any substantial portion of its business.

(e)           Any cessation of operations by the Corporation or Corporation is unable to pay its debts as such debts become due.

(f)           The transfer or sale by the Corporation of any material Intellectual Property Rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future),without receiving fair value.

(g)           The merger, consolidation or reorganization of Corporation with or into another corporation or person or entity (other than with or into a wholly-owned subsidiary), or the sale of capital stock of Corporation by Corporation or the holders thereof, in any case under circumstances in which the holders of a majority of the voting power of the outstanding capital stock of Corporation immediately prior to such transaction shall own less than a majority in voting power of the outstanding capital stock of Corporation or the surviving or resulting corporation or other entity, as the case may be, immediately following such transaction.

(h)           The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(i)           Any money judgment, writ or similar final process shall be entered or filed against the Corporation or any of its property or other assets for more than $100,000, and shall remain unpaid, unvacated, unbonded or unstayed for a period of forty-five (45) days.

(j)           Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Corporation.

(k)           Failure of the Corporation’s Common Stock to be listed for trading or quotation on a Principal Market for a period of ten (10) consecutive trading days.

(l)           A default by the Corporation under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than sixty (60) days after the due date, unless the Corporation is contesting the validity of such obligation in good faith.

(m)           A Commission or judicial stop trade order or Principal Market trading suspension with respect to the Corporation’s Common Stock that lasts for ten (10) or more consecutive trading days.

ADDITIONAL INVESTMENT RIGHT
(continued)

(n)           The failure by the Corporation to have reserved for issuance upon conversion of the Series A Preferred Stock the number of shares of Common Stock as required in the Subscription Agreement.

(o)           A default by the Corporation of a material term, covenant, warranty or undertaking of any other agreement to which the Corporation and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

(p)           The occurrence of one or more events having a Material Adverse Effect, provided for the purpose of this clause 3, Material Adverse Effect shall not apply to events associated with the normal risks applicable to oil and gas exploration, development and production, nor to changes in the market or regulatory environments in which the Company operates.

(q)           The Corporation effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

(r)           The restatement of any financial statements filed by the Corporation for any date or period from and after two years prior to the Issue Date of this Certificate of Designation, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect, except as described on Exhibit B hereto.

(s)           The Corporation’s failure to timely deliver to the Holder of Series A Preferred Stock Common Stock issuable upon conversion of the Series A Preferred Stock or a replacement Preferred Stock certificate (if required) within five (5) business days after the required delivery date.

(t)           The failure of the Corporation to immediately seat the Holders’ nominee if a vacancy exists on the board or directors or nominate the Series A Director for election or the failure of the Series A Director to be elected.

4.           Status of Converted or Redeemed Stock.  In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Series A Preferred Stock, and shall no longer be designated as Series A Preferred Stock.

5.           Forced Conversion.  From and after one year after the issue date of the Series A Preferred Stock to the Holder, if (i) the Company’s Common Stock has had a closing price as reported for the Principal Market (as defined in the Subscription Agreement) of not less than $0.25 for twenty (20) consecutive trading days during which twenty (20) day period an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default did not occur or was not pending (the “Threshold Period”), (ii) the daily volume weighted average price of the Common Stock during the Threshold Period multiplied by the trading volume each such trading day during the Threshold Period is not less than $75,000, and (iii) the date upon which the gross production and sale of hydrocarbons during the immediately preceding 30-day period ending on the last day of the Threshold Period, totals 15,000 barrels (being 42 United States gallons of oil per barrel) from all of those properties acquired by Holders of Series A Preferred Stock from the Company’s Megawest Energy Missouri Corp. subsidiary pursuant to that certain Agreement of Purchase and Sale dated as of at or about the initial issue date of Series A Preferred Stock, the Corporation may, within five (5) business days after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series A Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon pursuant to Section 3.  The “Conversion Date” for purposes of Section 2D shall be deemed to occur on the Forced Conversion Notice Date.  Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series A Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series A Preferred Stock are forcibly converted. For purposes of clarification, a forced conversion under this Section 5 shall be subject to all of the provisions of Section 2D, including, without limitation, limitations on conversions.  The foregoing notwithstanding, a Forced Conversion Notice may not be given if an Event of Default has occurred until one (1) year after such Event of Default had been cured.  In the event during the period from the Forced Conversion Notice Date until the actual delivery date of the shares pursuant to the Forced Conversion Notice an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has occurred, the Holder may elect to cancel delivery of all or a part of the shares issuable in connection with the Forced Conversion Notice.

ADDITIONAL INVESTMENT RIGHT
(continued)

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert Series A Preferred Stock of MegaWest Energy Corp.)

The undersigned hereby irrevocably elects to convert $______________ of the Stated Value of the above Series A Preferred Stock into shares of Common Stock of MegaWest Energy Corp. (the “Corporation”) according to the conditions hereof, as of the date written below.

The undersigned hereby irrevocably elects to convert $______________ of the dividends accrued on the Series A Preferred Stock held by the undersigned for the period ________________ to _____________ into shares of Common Stock of MegaWest Energy Corp. (the “Corporation”) according to the conditions hereof, as of the date written below.

Date of Conversion: ___________________________________________________________________________________________________________

Applicable Conversion Price Per Share: ____________________________________________________________________________________________

Number of Common Shares Issuable Upon This Conversion: ____________________________________________________________________________

Select one:

□           A Series A Convertible Preferred Stock certificate is being delivered herewith.  The unconverted portion of such certificate should be reissued and delivered to the undersigned.

□           A Series A Convertible Preferred Stock certificate is not being delivered to MegaWest Energy Corp.

Signature: ___________________________________________________________________________________________________________________

Print Name: __________________________________________________________________________________________________________________

Address: ____________________________________________________________________________________________________________________

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

ADDITIONAL INVESTMENT RIGHT
(continued)

EXHIBIT B

Restatement of Comparative Figures:

The 2008 comparative U.S. GAAP amounts have been restated for the amount of Trinity Sands Project (Texas), cost write-downs and clerical errors that were in the previously reported U.S. GAAP consolidated balance sheet and consolidated statement of operations and accumulated deficit from exploration stage.

I)           The clerical errors for U.S. GAAP purposes were as follows:

i)           The transfer to share capital of the recorded amount of warrants exercised in 2008 was shown as a $5,033,319 increase in the dollar amount of warrants rather than as a $5,033,319 reduction of the dollar amount of warrants. To correct this error in the restated U.S. GAAP financial statements, the dollar amount warrants has been reduced by $10,066,638 and the dollar amount of share capital has been increased by an equivalent amount.

ii)           A portion of a 2007 entry to record the acquisition of certain properties was not reflected in the 2008 U.S. GAAP financial statements.  To correct this, oil and gas assets have been increased by $11,515,824 and share capital has been reduced by $8,599,442.

II)           Under Canadian GAAP, the Texas properties were written down to $300,000 in 2008. These properties should also have been recorded at $300,000 for U.S. GAAP purposes. As a result, oil and gas assets have been reduced by $21,691,160 and accumulated deficit from exploration stage has been increased by an equivalent amount.

CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS,
PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES B CUMULATIVE CONVERTIBLE
PREFERRED STOCK, NO PAR VALUE PER SHARE

1.           Name of corporation:

MegaWest Energy Corp. (the “Corporation”), a corporation continued under the Business Corporations Act (Alberta).

2.           Designation:

Series B Cumulative Convertible Preferred Stock, no par value, issuable only pursuant to and in connection with a Subscription Agreement dated at or about August ___, 2009, among the Corporation and the original Subscribers to Series B Cumulative Convertible Preferred Stock, attached hereto as Schedule A.  Capitalized terms employed herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

A.           Designation: Number of Shares.  The designation of said series of Preferred Stock shall be Series B Convertible Preferred Stock (the “Series B Preferred Stock”).  The number of shares of Series B Preferred Stock shall be 29,500.  Each share of Series B Preferred Stock shall have a stated value equal to $100.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series B Stated Value”), and no par value.

B.           Dividends.

(a)           The Holders of outstanding shares of Series B Preferred Stock shall be entitled to receive preferential dividends at the rate of 5% per share per annum on the Stated Value per share of Series B Preferred Stock out of any funds of the Corporation legally available for such purpose, but before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Junior Stock (defined below).  Such dividends shall compound annually and be fully cumulative, and shall accumulate from the date of original issuance of the Series B Preferred Stock, and shall be payable quarterly on the last day of each calendar quarter commencing September 30, 2009, in arrears in cash or as described below, (provided that if such date is a Saturday, Sunday or legal holiday in the place where such dividend is to be paid, then such dividend shall be payable without interest on the next day that is not a Saturday, Sunday or legal holiday).  Upon the occurrence of an Event of Default (as defined in Paragraph 3 below) and while such Event of Default is outstanding, such dividend rate shall be increased to 15% per annum on the Stated Value per share.  Dividends must be delivered to the holders not later than five business days after each specified dividend payment date.  At the Corporation’s option, such dividend payments may be made in additional shares of Series B Preferred Stock valued at the Stated Value thereof, in an amount equal to 150% of the cash dividend otherwise payable, provided there is not an existing current Event of Default on the quarterly date on which a dividend payment is payable, in which event the Holder entitled to receive such dividend may elect to receive such dividends in cash or additional shares of Series B Preferred Stock.  The issuance of such shares of Series B Preferred Stock shall constitute full payment of such dividends.

(b)           The dividends on the Series B Preferred Stock at the rates provided above shall be cumulative whether or not declared so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series B Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the quarterly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series B Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series B Preferred Stock or any shares of any other class of stock ranking on a parity with the Series B Preferred Stock and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of any Junior Stock.

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

C.           Liquidation and Redemption Rights.  Upon the occurrence of a “Liquidation Event” (as defined below), the Holders of the Series B Preferred Stock shall be entitled to receive, and before any payment or distribution shall be made on any shares of any Common Stock or other class of stock presently authorized or to be authorized (the Common Stock and such other stock being hereinafter collectively, the “Junior Stock”), out of the assets of the Corporation available for distribution to stockholders, an amount equal to two (2) times the Series B Stated Value per share of Series B Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof.  Upon the payment in full of all amounts due to Holders of Series B Preferred Stock (on an as converted basis), the Common Stock and any other class of Junior Stock shall collectively receive all remaining assets of the Corporation legally available for distribution.  If the assets of the Corporation available for distribution to the Holders of the Series B Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series B Preferred Stock upon a Liquidation Event, then all such assets of the Corporation shall be distributed to the exclusion of the Holders of Junior Stock ratably among the Holders of the Series B Preferred Stock. “Liquidation Event” shall mean (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations unless (a) the Holders of the Series B Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series B Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter, unless the Holders of a Majority in Interest [as defined in Section 4(E)] of the shares of Series B Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the Holders of a Majority in Interest elect otherwise.

D.           Conversion into Common Stock.  Holders of shares of Series B Preferred Stock shall have the following conversion rights and obligations:

(a)           Subject to the further provisions of this paragraph D(a) each Holder of Series B Preferred Stock shall have the right at any time commencing after the issuance to the Holder Series B Preferred Stock, to convert such shares, accrued but unpaid dividends on the Series B Preferred Stock (whether or not declared) and any other sum owed by the Corporation arising from the Series B Preferred Stock or pursuant to the Subscription Agreement entered into by the Corporation and the Holder or Holder’s predecessor in connection with the issuance of Series B Preferred Stock (each a “Subscription Agreement”) (collectively “Obligation Amount”) into fully paid and non-assessable shares of Common Stock of the Corporation determined in accordance with the applicable “Conversion Price” provided in paragraph D(b) below (the “Conversion Price”).  All issued or accrued but unpaid dividends may be converted at the election of the Holder simultaneously with the conversion of principal amount of Series B Stated Value, as the case may be, being converted.

(b)           The number of shares of Common Stock issuable upon conversion of the Obligation Amount shall equal (i) the sum of (A) the Series B Stated Value per share being converted, and (B) at the Holder’s election, accrued and unpaid dividends on such shares, divided by (ii) the Conversion Price.  The Conversion Price of the Series B Preferred Stock shall be $0.10, subject to adjustment only as described herein.

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(c)           Holder will give notice of its decision to exercise its right to convert the Series B Preferred Stock, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to this Certificate of Designation) to the Corporation via confirmed telecopier transmission.  The Holder will not be required to surrender the Series B Preferred Stock certificate until in each case the Series B Preferred Stock has been fully converted.  Each date on which a Notice of Conversion is telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date.  The Corporation will itself or cause the Corporation’s transfer agent to transmit the Corporation’s Common Stock certificates representing the Common Stock issuable upon conversion of the Series B Preferred Stock to the Holder via express courier for receipt by such Holder within five (5) business days after receipt by the Corporation of the Notice of Conversion (the “Delivery Date”).  In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer provided request for such electronic transfer has been made by the Holder.  A Series B Preferred Stock certificate representing the balance of the Series B Preferred Stock not so converted will be provided by the Corporation to the Holder if requested by Holder, provided the Holder has delivered the original Series B Preferred Stock certificate to the Corporation.  To the extent that a Holder elects not to surrender Series B Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series B Stated Value then owned by the Holder.

In the case of the exercise of the conversion rights set forth in paragraph D(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the recordholder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Series B Preferred Stock so converted.

Upon the conversion of any shares of Series B Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series B Preferred Stock, and payment of dividends on Series B Preferred Stock to issue a fraction of a share of its Series B Preferred Stock or Common Stock and shall instead deliver a stock certificate representing the next higher whole number.

The Corporation and Holder may not convert that amount of the Obligation Amount on a Conversion Date in amounts that would result in the Holder having a beneficial ownership of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Obligation Amount with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation.  For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to successive exercises which would result in the aggregate issuance of more than 4.99%.  The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.  The Holder may waive the conversion limitation described in this Section in whole or in part, upon and effective after 61 days prior written notice to the Company to increase such percentage to up to 9.99%.

(d)           The Conversion Price determined pursuant to Paragraph D(b) shall be subject to adjustment from time to time as follows:

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(i)           In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series B Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders of Series B Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series B Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto).  Such adjustment shall be made whenever any of the events listed above shall occur.  An adjustment made to the Conversion Price pursuant to this paragraph D(d)(i) shall become effective immediately after the effective date of the event.

(ii)           For so long as Series B Preferred Stock is outstanding, other than in the case of an “Excepted Issuance” (as defined in Section 11(a) of the Subscription Agreement), if the Corporation issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the Conversion Price of the Series B Preferred Stock immediately in effect prior to such sale or issuance, then immediately prior to such sale or issuance the Conversion Price of the Series B Preferred Stock shall be reduced to such other lower price.   For  purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Conversion Price described in this paragraph is in addition to other rights of the Holder described in this Certificate of Designation and the Subscription Agreement.

(e)           (1)           In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series B Preferred Stock shall have terminated as part of such merger, lawful provision shall be made so that Holders of Series B Preferred Stock shall thereafter have the right to convert each share of Series B Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such consolidation or merger.  Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in sub-paragraph (d) of this paragraph D.  The foregoing provisions of this paragraph D(e) shall similarly apply to successive mergers.

(i)           In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the Holders of Series B Preferred Stock shall thereafter have the right to convert each share of the Series B Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(f)           Whenever the number of shares to be issued upon conversion of the Series B Preferred Stock is required to be adjusted as provided in this paragraph D(f), the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series B Preferred Stock and the Common Stock; and the Corporation shall give notice in the manner described in the Subscription Agreement to each Holder of record of Series B Preferred Stock of such adjusted conversion price not later than the first business day after the event, giving rise to the adjustment.

(g)           In case at any time the Corporation shall propose:

(i)           to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

(ii)           to offer for subscription to the Holders of its Common Stock any additional shares of any class or any other rights; or

(iii)           any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv)           the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Holders of record of the Series B Preferred Stock.

(h)           For so long as any shares of Series B Preferred Stock or any Obligation Amount shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions of this paragraph D(h), the Corporation shall at all times, reserve from the authorized and unissued shares of its Common Stock 150% of the number of shares of Common Stock that would be necessary to allow the conversion of the entire Obligation Amount.

(i)           The term “Common Stock” as used in this Certificate of Designation shall mean the no par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class or other securities and/or property into which the shares of the Series B Preferred Stock shall at any time become convertible pursuant to the provisions of this paragraph D(i).

(j)           The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series B Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series B Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k)           In the event a Holder shall elect to convert any shares of Series B Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series B Preferred Stock shall have been sought and obtained by the Corporation or at the Corporation’s request or with the Corporation’s assistance and the Corporation posts a surety bond for the benefit of such Holder equal to 120% of the Obligation Amount sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(l)           In addition to any other rights available to the Holder, if the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section D(c) by the Delivery Date and if after the Delivery Date the Holder or a broker on behalf of the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) within five (5) business days after written notice from the Holder, the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Stated Value of the shares of Series B Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(m)           The Corporation understands that a delay in the delivery of Common Stock upon conversion of Series B Preferred Stock in the form required pursuant to this Certificate of Designation and the applicable Subscription Agreement after the Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Corporation agrees to pay (as liquidated damages and not as a penalty) to the Holder for such late issuance of Common Stock upon Conversion of the Series B Preferred Stock in the amount of $100 per business day after the Delivery Date for each $10,000 of Obligation Amount being converted of the corresponding Common stock which is not timely delivered.  The Corporation shall pay any payments incurred under this section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Corporation fails for any reason to effect delivery of the Common Stock by the Delivery Date, the Holder will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all by delivery of a notice to such effect to the Corporation whereupon the Corporation and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation is given to the Corporation.

E.           Voting Rights.   The Holders of shares of Series B Preferred Stock shall not vote together with the holders of the Common Stock on an as converted basis, provided, however, that the consent of the holders of at least a majority of the outstanding shares of the Series B Preferred Stock, which majority must include Iroquois Capital Opportunity Fund, LP, for so long as Iroquois Capital Opportunity Fund, LP holds Series B Preferred Stock having stated value of not less than $150,000 (a “Majority in Interest”), voting as a separate class, shall be required for the following actions:

(a)           amending the Corporation’s articles of incorporation or by-laws if such amendment would adversely affect the Series B Preferred Stock, including without limitation:

(i)           changing the relative seniority rights of the holders of the Series B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series B Preferred Stock;

(ii)           reducing the amount payable to the holders of Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series B Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Corporation, or change the dividend rights of the holders of Series B Preferred Stock;

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(iii)           canceling or modifying the conversion rights of the holders of Series B Preferred Stock provided for in Section D herein; or

(iv)           canceling or modifying the rights of the holders of the Series B Preferred Stock provided for in this Section E.

(v)           changing the authorized number of shares of Series B Preferred Stock.

(b)           purchasing any of the Corporation’s securities other than required redemptions of Series B Preferred Stock and repurchase under restricted stock and option agreements authorizing the Corporation’s employees (as permitted herein);

(c)           effecting a Liquidation Event;

(d)           declaring or paying any dividends other than in respect of the Series B Preferred Stock;

(e)           issuing any additional securities having rights senior to or on parity with the Series B Preferred Stock; and

(f)           increase the number of directors to more than seven directors.

Provided Series B Preferred Stock having Stated Value of not less than $1,800,000 (“Minimum Stated Value”) has been issued, the holders of a Majority in Interest of the Series B Preferred Stock, acting separately from all other classes of capital stock of the Company, shall be permitted, upon written notice thereof delivered to the Secretary or other officer of the Company (the “Director Notice”), to nominate one (1) director to the Board of Directors of the Company (the “Series B Director”), which director shall begin to serve immediately as a director of the Company after the delivery of the Director Nomination Notice if a vacancy then exists in the board.  The Company shall, for so long as the Minimum Stated Value has been issued or is issuable, ensure that its Articles and Bylaws authorize a board of directors consisting of seven directors, and as of the Closing Date, there will be one vacancy on the Board of Directors available for the director to be designated by a Majority in Interest pursuant to this paragraph; provided, however, it is understood that the holders of the Series B Preferred Stock need not exercise their rights to nominate a Series B Director pursuant to this Section and, in the absence of such nomination, no vacancy with respect to the Series B Director shall be deemed to exist.  The Series B Director (i) shall be elected in accordance with the Business Corporations Act of Alberta, (ii) shall be entitled to one vote in connection with any matter subject to a vote or other approval of the Board of Directors of the Company (with each remaining six directors entitled to one vote each), and (iii) may be removed only in accordance with the Business Corporations Act of Alberta.  In the event there is any vacancy created by the death, resignation or other removal of the Series B Director a Majority in Interest of the shares of the Series B Preferred Stock outstanding, shall have the right to nominate a replacement Series B Director, which director shall begin to serve immediately as a director of the Company and who’s directorship shall be subject to election in accordance with the Business Corporations Act of Alberta at the next scheduled annual general meeting.

3.           Events of Default.  For so long as the Series B Preferred Stock is outstanding, unless waived in writing by a Majority in Interest, the occurrence of any of the following is an event of default (each, an “Event of Default”) shall, until such Event of Default has been cured, cause the dividend rate to become 15% from and after the occurrence and during the pendency of such event with respect to the Series B Preferred Stock:

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(a)           The Corporation fails to timely pay any dividend payment or the failure to timely pay any other sum of money due to a Holder of Series B Preferred Stock from the Corporation.

(b)           The Corporation breaches any material covenant or other material term or condition of the Subscription Agreement or this Certificate of Designation in any material respect and such breach, if subject to cure, continues for a period of seven (7) business days.

(c)           Any material representation or warranty of the Corporation made herein, in any Transaction Document, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and as of the Closing Date.

(d)           Any dissolution, liquidation or winding up of Corporation or any substantial portion of its business.

(e)           Any cessation of operations by the Corporation or Corporation is unable to pay its debts as such debts become due.

(f)           The transfer or sale by the Corporation of any material Intellectual Property Rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future),without receiving fair value.

(g)           The merger, consolidation or reorganization of Corporation with or into another corporation or person or entity (other than with or into a wholly-owned subsidiary), or the sale of capital stock of Corporation by Corporation or the holders thereof, in any case under circumstances in which the holders of a majority of the voting power of the outstanding capital stock of Corporation immediately prior to such transaction shall own less than a majority in voting power of the outstanding capital stock of Corporation or the surviving or resulting corporation or other entity, as the case may be, immediately following such transaction.

(h)           The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(i)           Any money judgment, writ or similar final process shall be entered or filed against the Corporation or any of its property or other assets for more than $100,000, and shall remain unpaid, unvacated, unbonded or unstayed for a period of forty-five (45) days.

(j)           Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Corporation.

(k)           Failure of the Corporation’s Common Stock to be listed for trading or quotation on a Principal Market for a period of ten (10) consecutive trading days.

(l)           A default by the Corporation under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than sixty (60) days after the due date, unless the Corporation is contesting the validity of such obligation in good faith.

(m)           A Commission or judicial stop trade order or Principal Market trading suspension with respect to the Corporation’s Common Stock that lasts for ten (10) or more consecutive trading days.

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

(n)           The failure by the Corporation to have reserved for issuance upon conversion of the Series B Preferred Stock the number of shares of Common Stock as required in the Subscription Agreement.

(o)           A default by the Corporation of a material term, covenant, warranty or undertaking of any other agreement to which the Corporation and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

(p)           The occurrence of one or more events having a Material Adverse Effect, provided for the purpose of this clause 3, Material Adverse Effect shall not apply to events associated with the normal risks applicable to oil and gas exploration, development and production, nor to changes in the market or regulatory environments in which the Company operates.

(q)           The Corporation effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

(r)           The restatement of any financial statements filed by the Corporation for any date or period from and after two years prior to the Issue Date of this Certificate of Designation, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect, except as described on Exhibit B hereto.

(s)           The Corporation’s failure to timely deliver to the Holder of Series B Preferred Stock Common Stock issuable upon conversion of the Series B Preferred Stock or a replacement Preferred Stock certificate (if required) within five (5) business days after the required delivery date.

(t)           Provided the right by a Majority in Interest of the Holders of Series B Preferred Stock to nominate a director is in effect, the failure of the Corporation to immediately seat the Holders’ nominee if a vacancy exists on the board or directors or nominate the Series B Director for election or the failure of the Series B Director to be elected.

4.           Status of Converted or Redeemed Stock.  In case any shares of Series B Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Series B Preferred Stock, and shall no longer be designated as Series B Preferred Stock.

5.           Forced Conversion.  From and after one year after the issue date of the Series B Preferred Stock to the Holder, if (i) the Company’s Common Stock has had a closing price as reported for the Principal Market (as defined in the Subscription Agreement) of not less than $0.35 for twenty (20) consecutive trading days during which twenty (20) day period an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default did not occur or was not pending (the “Threshold Period”), (ii) the daily volume weighted average price of the Common Stock during the Threshold Period multiplied by the trading volume each such trading day during the Threshold Period is not less than $150,000, and (iii) the date upon which the gross production and sale of hydrocarbons during the immediately preceding 30-day period ending on the last day of the Threshold Period, totals 30,000 barrels (being 42 United States gallons of oil per barrel) from all of those properties acquired by Holders of Series B Preferred Stock from the Company’s Megawest Energy Missouri Corp. subsidiary pursuant to that certain Agreement of Purchase and Sale dated as of at or about the initial issue date of Series B Preferred Stock, the Corporation may, within five (5) business days after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series B Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon pursuant to Section 3.  The “Conversion Date” for purposes of Section 2D shall be deemed to occur on the Forced Conversion Notice Date.  Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series B Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series B Preferred Stock are forcibly converted. For purposes of clarification, a forced conversion under this Section 5 shall be subject to all of the provisions of Section 2D, including, without limitation, limitations on conversions.  The foregoing notwithstanding, a Forced Conversion Notice may not be given if an Event of Default has occurred until one (1) year after such Event of Default had been cured.  In the event during the period from the Forced Conversion Notice Date until the actual delivery date of the shares pursuant to the Forced Conversion Notice an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has occurred, the Holder may elect to cancel delivery of all or a part of the shares issuable in connection with the Forced Conversion Notice.

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert Series B Preferred Stock of MegaWest Energy Corp.)

The undersigned hereby irrevocably elects to convert $______________ of the Stated Value of the above Series B Preferred Stock into shares of Common Stock of MegaWest Energy Corp. (the “Corporation”) according to the conditions hereof, as of the date written below.

The undersigned hereby irrevocably elects to convert $______________ of the dividends accrued on the Series B Preferred Stock held by the undersigned for the period ________________ to _____________ into shares of Common Stock of MegaWest Energy Corp. (the “Corporation”) according to the conditions hereof, as of the date written below.

Date of Conversion:

Applicable Conversion Price Per Share: ________________________________________________________________________________________

Number of Common Shares Issuable Upon This Conversion: ________________________________________________________________________

Select one:

□           A Series B Convertible Preferred Stock certificate is being delivered herewith.  The unconverted portion of such certificate should be reissued and delivered to the undersigned.

□           A Series B Convertible Preferred Stock certificate is not being delivered to MegaWest Energy Corp.

Signature: ______________________________________________________________________________________________________________

Print Name: _____________________________________________________________________________________________________________

Address: _______________________________________________________________________________________________________________

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

CERTIFICATE OF DESIGNATION (SERIES B)
(continued)

EXHIBIT B

Restatement of Comparative Figures:

The 2008 comparative U.S. GAAP amounts have been restated for the amount of Trinity Sands Project (Texas), cost write-downs and clerical errors that were in the previously reported U.S. GAAP consolidated balance sheet and consolidated statement of operations and accumulated deficit from exploration stage.

I)           The clerical errors for U.S. GAAP purposes were as follows:

i)           The transfer to share capital of the recorded amount of warrants exercised in 2008 was shown as a $5,033,319 increase in the dollar amount of warrants rather than as a $5,033,319 reduction of the dollar amount of warrants. To correct this error in the restated U.S. GAAP financial statements, the dollar amount warrants has been reduced by $10,066,638 and the dollar amount of share capital has been increased by an equivalent amount.

ii)           A portion of a 2007 entry to record the acquisition of certain properties was not reflected in the 2008 U.S. GAAP financial statements.  To correct this, oil and gas assets have been increased by $11,515,824 and share capital has been reduced by $8,599,442.

II)           Under Canadian GAAP, the Texas properties were written down to $300,000 in 2008. These properties should also have been recorded at $300,000 for U.S. GAAP purposes. As a result, oil and gas assets have been reduced by $21,691,160 and accumulated deficit from exploration stage has been increased by an equivalent amount.

EXHIBIT B

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE –OR-EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

Right to Purchase __________ shares of Common Stock of MegaWest Energy Corp. (subject to adjustment as provided herein)

SERIES B COMMON STOCK PURCHASE WARRANT

No. 2009-B-001	Issue Date: August ___, 2009

MEGAWEST ENERGY CORP., a corporation organized under the Business Corporations Act (Alberta) (the “Company”), hereby certifies that, for value received, __________________________, __________________________________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth anniversary of the Issue Date (the “Expiration Date”), up to _________  fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.35.  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price."  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price for some or all of the Warrants, temporarily or permanently, provided such reduction is made as to all outstanding Warrants for all Holders of such Warrants.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of August ___, 2009, entered into by the Company and the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall mean MegaWest Energy Corp., a corporation continued under the Business Corporations Act (Alberta), and any corporation which shall succeed or assume the obligations of MegaWest Energy Corp. hereunder.

(b)           The term “Common Stock” includes (i) the Company's Common Stock, no par value per share, as authorized on the date of the Subscription Agreement, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

FORM OF SERIES B WARRANT
(continued)

(d)           The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.           Exercise of Warrant.

1.1.           Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.           Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.  The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3.           Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by delivery of a Subscription Form in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.           Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)           If the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange, or the NYSE Amex Equities Market, then the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

(b)           If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange, or the NYSE Amex Equities Market, but is traded on the OTC Bulletin Board or in the over-the-counter market or Pink Sheets, then the average of the closing bid and ask prices reported for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

(c)           Except as provided in clause (d) below and Section 3.1, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

FORM OF SERIES B WARRANT
(continued)

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.           Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.           Delivery of Stock Certificates, etc. on Exercise. The Company agrees that, provided the full purchase price listed in the Subscription Form is received as specified in Section 1.2, the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

1.7.           Buy-In.   In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, after the Warrant Share Delivery Date and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

FORM OF SERIES B WARRANT
(continued)

2.           Cashless Exercise.

(a)           Payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) commencing nine months after the Issue Date, by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.  Notwithstanding the immediately preceding sentence, payment upon exercise may be made in the manner described in Section 2(b) below only with respect to Warrant Shares not included for unrestricted public resale in an effective Registration Statement on the date notice of exercise is given by the Holder.

(b)           If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by delivery of a properly endorsed Subscription Form delivered to the Company by any means described in Section 13, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)
          A

Where	X=	the number of shares of Common Stock to be issued to the holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	Fair Market Value

B=	Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.           Adjustment for Reorganization, Consolidation, Merger, etc.

FORM OF SERIES B WARRANT
(continued)

3.1.           Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company  effects any merger or  consolidation  of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental  Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in (1) a transaction where the consideration paid to the holders of the Common Stock consists solely of cash, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the 1934 Act, or (3) a transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, cash equal to the Black-Scholes Value.  For purposes of any such exercise, the determination of the Purchase Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such fundamental Transaction, and the Company shall apportion the Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.1 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  “Black-Scholes Value” shall be determined in accordance with the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of such request and (iii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction.

3.2.           Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

FORM OF SERIES B WARRANT
(continued)

3.3           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance or at any time this Warrant is outstanding and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4.           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly (and in any event not later than three days after the date of the event giving rise to the adjustment) cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

FORM OF SERIES B WARRANT
(continued)

6.           Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof, upon written request, to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.           Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.           Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

FORM OF SERIES B WARRANT
(continued)

12.           Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  if to the Company, to: MegaWest Energy Corp., Suite 800, 926 5th Avenue SW, Calgary, Alberta, T2P 0N7, Attn: Mr. R. William Thornton, facsimile: (403) 984-6343, with a copy to: Macleod Dixon LLP, Suite 3700 400 3rd Ave., S.W., Calgary, AB, T2P 4H2, Attention: D. Richard Skeith, facsimile: (403) 264-5974, and (ii) if to the Holder, to the address and facsimile number listed on the first paragraph of this Warrant, with a copy by fax only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

14.           Law Governing This Warrant.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Company and Holder waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

FORM OF SERIES B WARRANT
(continued)

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

MEGAWEST ENERGY CORP. By: ______________________________________________________ Name:

FORM OF SERIES B WARRANT
(continued)

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)
TO:  MEGAWEST ENERGY CORP.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___           ________ shares of the Common Stock covered by such Warrant; or

___           the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___           $__________ in lawful money of the United States; and/or

___           the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___           the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is ______________________________________________________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant) (Address)

FORM OF SERIES B WARRANT
(continued)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of MEGAWEST ENERGY CORP. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of MEGAWEST ENERGY CORP. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________ Signed in the presence of: (Name) ACCEPTED AND AGREED: [TRANSFEREE] (Name)	(Signature must conform to name of holder as specified on the face of the warrant) (address) (address)

EXHIBIT A

CERTIFICATE OF RESOLUTIONS

MEGAWEST ENERGY CORP.
(the “Company”)

DIRECTORS’ RESOLUTIONS

The undersigned, being all of the directors of the Company, hereby consent to and adopt the following resolutions as of the ___ day of August, 2009.

WHEREAS:

A.           The authorized share structure under the Articles of Continuance (the “Articles” of the Company includes an unlimited number of shares of Preferred Stock;

B.           In accordance with Section 3 of the Articles, the directors of the Company may by resolution determine the number of shares in any series of Preferred Stock and determine and fix the designation, rights and restrictions to be attached to any series of the Preferred Stock; and

C.           The directors of the Company wish to create a series of the Preferred Stock consisting of 29,500 shares designated as the Series B Preferred Stock with the rights and restrictions attached as Schedule A hereto (the “Series B Preferred Stock”).

RESOLVED THAT:

1.           The Company be and is hereby authorized to designate 29,500 shares as the Series B Preferred Stock with the rights and restrictions set out in Schedule A attached hereto;

2.           The company be and is hereby authorized to file its Articles of Amendment with the Registrar of Corporations (“Alberta”);

3.           Any one director or officer of the Company be and is hereby authorized to and directed, as the “Authorized Signatory” of the Company, to:

(a)           execute and deliver for and on behalf of the Company the articles of amendment and any and all instruments and documents of any kind whatsoever in such form and with such amendments or variations as the Authorized Signatory deems necessary, appropriate or expedient in the circumstances, and

(b)           do or cause to be done all such other acts or things for or on behalf of the Company as may be, in the Authorized Signatory’s sole discretion, necessary, appropriate or expedient in the circumstances, for the purpose of giving effect to this resolution and the completion of the matters contemplated herein and the execution and delivery by the Authorized Signatory of any agreement, direction, certificate, form, acknowledgement or other document of any kind whatsoever in the name of or on behalf of the Company in connection with any matter contemplated by this resolution shall be binding on the Company and shall be conclusively presumed to be the act of the Company;

4.           Any one director or officer of the Company is hereby authorized to do all acts and things, to execute and to deliver all agreements, documents and instruments, to give all notices and to deliver, file and distribute all documents and information which such person determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolutions; and

CERTIFICATE OF RESOLUTIONS (SERIES B)
(continued)

5.           An electronic facsimile transmission hereof signed by any director will be sufficient to establish the signature of such director and to constitute the consent in writing of such director to the foregoing resolutions and, notwithstanding the date of execution, shall be deemed to be executed as of the date set forth above.

_________________________________________
George T. Stapleton, II

_________________________________________
Brian Evans

_________________________________________
Neil McCrank

_________________________________________
F. George Orr

_________________________________________
R. William Thornton